                                                                      Exhibit 99

                            Global Structured Finance

                              BoAMS 2004-07 Group 1
                          30 Yr Fixed Rate GWAC ~ 6.23%
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $132,427,939.47
Loan Count: 257
Cut-off Date: 2004-07-01
Avg. Loan Balance: $515,283.81
Avg. Orig. Balance: $515,905.77
W.A. FICO*: 745
W.A. Orig. LTV: 68.85%
W.A. Cut-Off LTV: 68.78%
W.A. Gross Coupon: 6.2304%
W.A. Net Coupon: 5.9774%
W.A. Admin Fee: 0.2530%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.86%
% over 100 COLTV: 0.00%
% with PMI: 0.86%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 68.59%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.53%
% Conforming: 0.28%

--------------------------------------------------------------------------------

2. Original Balance

--------------------------------
Original Balance        Percent
--------------------------------
250,001 - 350,000          4.67%
--------------------------------
350,001 - 450,000         33.05
--------------------------------
450,001 - 550,000         21.15
--------------------------------
550,001 - 650,000         11.95
--------------------------------
650,001 - 750,000         13.29
--------------------------------
750,001 - 850,000          5.90
--------------------------------
850,001 - 950,000          3.51
--------------------------------
950,001 - 1,050,000        3.77
--------------------------------
1,050,001 - 1,150,000      0.86
--------------------------------
1,150,001 - 1,250,000      1.85
--------------------------------

--------------------------------
Total:                   100.00%
--------------------------------

Average: $515,905.77
Lowest: $335,608.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

--------------------------------
Cut-Off Balance         Percent
--------------------------------
250,001 - 350,000          4.67%
--------------------------------
350,001 - 450,000         33.05
--------------------------------
450,001 - 550,000         21.15
--------------------------------
550,001 - 650,000         11.95
--------------------------------
650,001 - 750,000         13.29
--------------------------------
750,001 - 850,000          5.90
--------------------------------
850,001 - 950,000          3.51
--------------------------------
950,001 - 1,050,000        3.77
--------------------------------
1,050,001 - 1,150,000      0.86
--------------------------------
1,150,001 - 1,250,000      1.85
--------------------------------
Total:                   100.00%
--------------------------------

Average: $515,283.81
Lowest: $335,289.56
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4. Index

-----------------
Index    Percent
-----------------
FIX       100.00%
-----------------
Total:    100.00%
-----------------

--------------------------------------------------------------------------------

5. Product Type

-----------------------
Product Type   Percent
-----------------------
30 YR           100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

6. Coupon

------------------------
Coupon          Percent
------------------------
5.376 - 5.500      0.38%
------------------------
5.501 - 5.625      0.35
------------------------
5.626 - 5.750      4.16
------------------------
5.751 - 5.875      8.90
------------------------
5.876 - 6.000     13.49
------------------------
6.001 - 6.125     14.17
------------------------
6.126 - 6.250     22.83
------------------------
6.251 - 6.375     15.68
------------------------
6.376 - 6.500     11.99
------------------------
6.501 - 6.625      4.15
------------------------
6.626 - 6.750      1.33
------------------------
6.751 - 6.875      2.00
------------------------
7.126 - 7.250      0.28
------------------------
7.501 - 7.625      0.29
------------------------
Total:           100.00%
------------------------

W.A.: 6.230
Lowest: 5.500
Highest: 7.625

--------------------------------------------------------------------------------

7. Credit Score

-----------------------
Credit Score   Percent
-----------------------
800 - 849         6.13%
-----------------------
750 - 799        44.64
-----------------------
700 - 749        33.24
-----------------------
650 - 699        13.07
-----------------------
600 - 649         2.91
-----------------------
Total:          100.00%
-----------------------

W.A.: 745
Lowest: 628
Highest: 832

--------------------------------------------------------------------------------

8. Lien Position

------------------------
Lien Position   Percent
------------------------
1                100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

------------------------------
Loan Purpose          Percent
------------------------------
Purchase                57.05%
------------------------------
Refinance-Rate/Term     23.60
------------------------------
Refinance-Cashout       19.34
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

10. Property Type

------------------------
Property Type   Percent
------------------------
SFR               69.98%
------------------------
PUD Detach        19.87
------------------------
Condo              6.11
------------------------
2-Family           1.45
------------------------
PUD Attach         1.05
------------------------
3-Family           0.95
------------------------
Townhouse          0.29
------------------------
4-Family           0.28
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

11. Documentation

-------------------------
Documentation    Percent
-------------------------
Rapid              49.29%
-------------------------
Reduced            26.62
-------------------------
Standard           23.78
-------------------------
All Ready Home      0.30
-------------------------

-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

---------------------------
Occupancy Status   Percent
---------------------------
Primary              91.42%
---------------------------
Secondary             8.58
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

13. PMI Providers

------------------------
PMI Providers   Percent
------------------------
NONE              99.14%
------------------------
UGRIC              0.30
------------------------
PMIC               0.30
------------------------
MGIC               0.26
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

14. State

-------------------------
State            Percent
-------------------------
California         50.00%
-------------------------
Florida             9.37
-------------------------
North Carolina      3.76
-------------------------
Washington          3.18
-------------------------
Illinois            3.02
-------------------------
Other              30.67
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

15. California

------------------------------
California            Percent
------------------------------

------------------------------
Northern California     54.06%
------------------------------
Southern California     45.94
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

16. Zip Code

-------------------
Zip Code   Percent
-------------------
94618         1.53%
-------------------
90275         1.48
-------------------
94121         1.39
-------------------
29451         1.23
-------------------
95356         1.17
-------------------
Other        93.19
-------------------
Total:      100.00%
-------------------

--------------------------------------------------------------------------------

17. Delinquency*

-----------------------
Delinquency*   Percent
-----------------------
0-29 days       100.00%
-----------------------
Total:          100.00%
-----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

----------------------------
Times 30 Days DLQ   Percent
----------------------------
0                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

---------------------------
Convertible Flag   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

----------------------------
Buydown Agreement   Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

21. Original Term

------------------------
Original Term   Percent
------------------------
240                0.32%
------------------------
300                0.60
------------------------
360               99.08
------------------------
Total:           100.00%
------------------------

W.A.: 359.3 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

---------------------------------
Cut-Off Remaining Term   Percent
---------------------------------
235 - 240                   0.32%
---------------------------------
295 - 300                   0.60
---------------------------------
355 - 360                  99.08
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 358.7 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

--------------------------
Cutoff Loan Age   Percent
--------------------------
0                   48.85%
--------------------------

--------------------------
1 - 6               51.15
--------------------------
Total:             100.00%
--------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

24. OLTV

------------------------
OLTV            Percent
------------------------
<= 20.00           0.28%
------------------------
30.01 - 35.00      1.08
------------------------
35.01 - 40.00      0.96
------------------------
40.01 - 45.00      4.14
------------------------
45.01 - 50.00      3.07
------------------------
50.01 - 55.00      7.34
------------------------
55.01 - 60.00      9.74
------------------------
60.01 - 65.00      5.37
------------------------
65.01 - 70.00     12.37
------------------------
70.01 - 75.00     12.48
------------------------
75.01 - 80.00     42.31
------------------------
85.01 - 90.00      0.86
------------------------
Total:           100.00%
------------------------

W.A.: 68.85%
Lowest: 18.07%
Highest: 90.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

------------------------
Cut-Off LTV     Percent
------------------------
<= 20.00           0.28%
------------------------
30.01 - 35.00      1.08
------------------------
35.01 - 40.00      0.96
------------------------
40.01 - 45.00      4.14
------------------------
45.01 - 50.00      3.07
------------------------
50.01 - 55.00      7.85
------------------------
55.01 - 60.00      9.23
------------------------

------------------------
60.01 - 65.00      5.37
------------------------
65.01 - 70.00     12.73
------------------------
70.01 - 75.00     12.12
------------------------
75.01 - 80.00     42.31
------------------------
85.01 - 90.00      0.86
------------------------
Total:           100.00%
------------------------

W.A.: 68.78%
Lowest: 18.03%
Highest: 89.92%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-07 Group 2
                           30 Yr Fixed Rate - 100% CA
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $203,198,027.04
Loan Count: 379
Cut-off Date: 2004-07-01
Avg. Loan Balance: $536,142.55
Avg. Orig. Balance: $536,830.28
W.A. FICO*: 743
W.A. Orig. LTV: 64.39%
W.A. Cut-Off LTV: 64.31%
W.A. Gross Coupon: 5.9399%
W.A. Net Coupon: 5.6869%
W.A. Admin Fee: 0.2530%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 0.77%
% over 100 COLTV: 0.00%
% with PMI: 0.77%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 19.57%
W.A. MI Adjusted LTV: 64.17%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.44%
% Conforming: 0.22%

--------------------------------------------------------------------------------

2. Original Balance

--------------------------------
Original Balance        Percent
--------------------------------
250,001 - 350,000          2.54%
--------------------------------
350,001 - 450,000         28.88
--------------------------------
450,001 - 550,000         23.97
--------------------------------
550,001 - 650,000         14.87
--------------------------------
650,001 - 750,000         10.95
--------------------------------
750,001 - 850,000          4.06
--------------------------------
850,001 - 950,000          2.64
--------------------------------
950,001 - 1,050,000        6.79
--------------------------------
1,050,001 - 1,150,000      0.54
--------------------------------
1,150,001 - 1,250,000      1.84
--------------------------------

--------------------------------
1,450,001 - 1,550,000      2.92
--------------------------------
Total:                   100.00%
--------------------------------

Average: $536,830.28
Lowest: $335,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

--------------------------------
Cut-Off Balance         Percent
--------------------------------
250,001 - 350,000          2.54%
--------------------------------
350,001 - 450,000         29.10
--------------------------------
450,001 - 550,000         23.75
--------------------------------
550,001 - 650,000         14.87
--------------------------------
650,001 - 750,000         10.95
--------------------------------
750,001 - 850,000          4.06
--------------------------------
850,001 - 950,000          2.64
--------------------------------
950,001 - 1,050,000        6.79
--------------------------------
1,050,001 - 1,150,000      0.54
--------------------------------
1,150,001 - 1,250,000      1.84
--------------------------------
1,450,001 - 1,550,000      2.92
--------------------------------
Total:                   100.00%
--------------------------------

Average: $536,142.55
Lowest: $334,658.44
Highest: $1,498,542.09

--------------------------------------------------------------------------------

4. Index

-----------------
Index    Percent
-----------------
FIX       100.00%
-----------------
Total:    100.00%
-----------------

--------------------------------------------------------------------------------

5. Product Type

-----------------------
Product Type   Percent
-----------------------
30 YR           100.00%
-----------------------

-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

6. Coupon

------------------------
Coupon          Percent
------------------------
5.126 - 5.250      0.69%
------------------------
5.251 - 5.375      0.41
------------------------
5.376 - 5.500      8.19
------------------------
5.501 - 5.625      8.10
------------------------
5.626 - 5.750     22.68
------------------------
5.751 - 5.875     15.79
------------------------
5.876 - 6.000     12.86
------------------------
6.001 - 6.125      9.63
------------------------
6.126 - 6.250      9.06
------------------------
6.251 - 6.375      6.06
------------------------
6.376 - 6.500      4.03
------------------------
6.501 - 6.625      1.52
------------------------
6.626 - 6.750      0.76
------------------------
7.001 - 7.125      0.24
------------------------
Total:           100.00%
------------------------

W.A.: 5.940
Lowest: 5.250
Highest: 7.125

--------------------------------------------------------------------------------

7. Credit Score

-----------------------
Credit Score   Percent
-----------------------
800 - 849         5.39%
-----------------------
750 - 799        46.37
-----------------------
700 - 749        33.08
-----------------------
650 - 699        12.00
-----------------------
600 - 649         3.17
-----------------------
Total:          100.00%
-----------------------

W.A.: 743
Lowest: 622
Highest: 827

--------------------------------------------------------------------------------

8. Lien Position

------------------------
Lien Position   Percent
------------------------
1                100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

------------------------------
Loan Purpose          Percent
------------------------------
Refinance-Rate/Term     41.66%
------------------------------
Purchase                34.98
------------------------------
Refinance-Cashout       23.36
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

10. Property Type

------------------------
Property Type   Percent
------------------------
SFR               77.78%
------------------------
PUD Detach        14.11
------------------------
Condo              5.65
------------------------
2-Family           1.26
------------------------
PUD Attach         0.99
------------------------
3-Family           0.22
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             50.98%
------------------------
Standard          25.73
------------------------
Reduced           21.44
------------------------
All Ready Home     1.85
------------------------

------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary              98.06%
--------------------------
Secondary             1.94
--------------------------
Total:              100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE              99.23%
-----------------------
UGRIC              0.36
-----------------------
PMIC               0.22
-----------------------
MGIC               0.19
-----------------------
Total:           100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California    100.00%
--------------------
Total:        100.00%
--------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California     48.33%
-----------------------------
Southern California     51.67
-----------------------------
Total:                 100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
94574         1.44%
------------------
92677         1.43
------------------
90049         1.34
------------------
94118         1.29
------------------
94402         1.20
------------------
Other        93.30
------------------
Total:      100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days       100.00%
----------------------
Total:          100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                     99.82%
---------------------------
1                      0.18
---------------------------
Total:               100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                   100.00%
--------------------------
Total:              100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    100.00%
---------------------------
Total:               100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
300                0.27%
-----------------------
324                0.70
-----------------------
336                0.23
-----------------------
360               98.80
-----------------------
Total:           100.00%
-----------------------

W.A.: 359.5 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                   0.27%
--------------------------------
301 - 342                   0.93
--------------------------------
349 - 354                   0.23
--------------------------------
355 - 360                  98.57
--------------------------------
Total:                    100.00%
--------------------------------

W.A.: 358.4 months
Lowest: 299 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                   17.20%
-------------------------
1 - 6               82.57
-------------------------
7 - 12               0.23
-------------------------
Total:             100.00%
-------------------------

W.A.: 1.1 months
Lowest: 0 months
Highest: 9 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00           0.17%
-----------------------
25.01 - 30.00      1.31
-----------------------
30.01 - 35.00      3.80
-----------------------
35.01 - 40.00      3.82
-----------------------
40.01 - 45.00      3.11
-----------------------
45.01 - 50.00      9.20
-----------------------
50.01 - 55.00      7.83
-----------------------
55.01 - 60.00      6.28
-----------------------
60.01 - 65.00      9.17
-----------------------
65.01 - 70.00     12.62
-----------------------
70.01 - 75.00     10.04
-----------------------
75.01 - 80.00     31.65
-----------------------
80.01 - 85.00      0.62
-----------------------
85.01 - 90.00      0.22
-----------------------
90.01 - 95.00      0.17
-----------------------
Total:           100.00%
-----------------------

W.A.: 64.39%
Lowest: 14.64%
Highest: 95.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00           0.17%
-----------------------
25.01 - 30.00      1.31
-----------------------
30.01 - 35.00      3.80
-----------------------
35.01 - 40.00      3.82
-----------------------
40.01 - 45.00      3.11
-----------------------
45.01 - 50.00      9.20
-----------------------

-----------------------
50.01 - 55.00      7.83
-----------------------
55.01 - 60.00      6.28
-----------------------
60.01 - 65.00      9.17
-----------------------
65.01 - 70.00     12.62
-----------------------
70.01 - 75.00     10.04
-----------------------
75.01 - 80.00     31.89
-----------------------
80.01 - 85.00      0.38
-----------------------
85.01 - 90.00      0.22
-----------------------
90.01 - 95.00      0.17
-----------------------
Total:           100.00%
-----------------------

W.A.: 64.31%
Lowest: 14.61%
Highest: 94.90%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-07 Group 3
                                15 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $208,147,683.35
Loan Count: 392
Cut-off Date: 2004-07-01
Avg. Loan Balance: $530,988.99
Avg. Orig. Balance: $533,930.28
W.A. FICO*: 744
W.A. Orig. LTV: 57.17%
W.A. Cut-Off LTV: 56.86%
W.A. Gross Coupon: 5.1768%
W.A. Net Coupon: 4.9238%
W.A. Admin Fee: 0.2530%
W.A. Orig. Term: 178 months
W.A. Rem. Term: 177 months
W.A. Age: 1 months
% over 80 COLTV: 1.26%
% over 100 COLTV: 0.00%
% with PMI: 1.26%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 13.87%
W.A. MI Adjusted LTV: 56.70%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.96%
% Conforming: 0.19%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         2.29%
-------------------------------
350,001 - 450,000        28.50
-------------------------------
450,001 - 550,000        22.90
-------------------------------
550,001 - 650,000        14.14
-------------------------------
650,001 - 750,000        14.85
-------------------------------
750,001 - 850,000         6.52
-------------------------------
850,001 - 950,000         3.06
-------------------------------
950,001 - 1,050,000       4.22
-------------------------------
1,050,001 - 1,150,000     1.06
-------------------------------
1,150,001 - 1,250,000     1.74
-------------------------------

-------------------------------
1,450,001 - 1,550,000     0.72
-------------------------------
Total:                  100.00%
-------------------------------

Average: $533,930.28
Lowest: $334,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         2.79%
-------------------------------
350,001 - 450,000        29.07
-------------------------------
450,001 - 550,000        21.82
-------------------------------
550,001 - 650,000        14.76
-------------------------------
650,001 - 750,000        14.23
-------------------------------
750,001 - 850,000         6.52
-------------------------------
850,001 - 950,000         3.51
-------------------------------
950,001 - 1,050,000       3.77
-------------------------------
1,050,001 - 1,150,000     1.06
-------------------------------
1,150,001 - 1,250,000     1.74
-------------------------------
1,450,001 - 1,550,000     0.72
-------------------------------
Total:                  100.00%
-------------------------------

Average: $530,988.99
Lowest: $331,819.29
Highest: $1,494,561.76

--------------------------------------------------------------------------------

4. Index

---------------
Index   Percent
---------------
FIX     100.00%
---------------
Total:  100.00%
---------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR          100.00%
----------------------

----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.626 - 4.750     9.83%
-----------------------
4.751 - 4.875    12.83
-----------------------
4.876 - 5.000    24.88
-----------------------
5.001 - 5.125    11.21
-----------------------
5.126 - 5.250    13.30
-----------------------
5.251 - 5.375     7.53
-----------------------
5.376 - 5.500     7.21
-----------------------
5.501 - 5.625     3.99
-----------------------
5.626 - 5.750     4.18
-----------------------
5.751 - 5.875     2.74
-----------------------
5.876 - 6.000     1.21
-----------------------
6.001 - 6.125     0.39
-----------------------
6.126 - 6.250     0.48
-----------------------
6.251 - 6.375     0.23
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.177
Lowest: 4.750
Highest: 6.375

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.72%
----------------------
750 - 799       48.36
----------------------
700 - 749       27.99
----------------------
650 - 699       16.57
----------------------
600 - 649        2.36
----------------------
Total:         100.00%
----------------------

W.A.: 744
Lowest: 620
Highest: 837

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    55.45%
-----------------------------
Refinance-Cashout      23.34
-----------------------------
Purchase               21.22
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              72.63%
-----------------------
PUD Detach       20.52
-----------------------
Condo             6.18
-----------------------
Townhouse         0.48
-----------------------
2-Family          0.19
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             35.24%
------------------------
Reduced           34.71
------------------------
Standard          27.90
------------------------
All Ready Home     2.15
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             91.63%
--------------------------
Secondary            8.37
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             98.74%
-----------------------
UGRIC             0.79
-----------------------
PMIC              0.28
-----------------------
RMIC              0.19
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California    50.00%
--------------------
Florida        8.33
--------------------
Georgia        5.42
--------------------
Maryland       4.23
--------------------
Virginia       3.75
--------------------
Other         28.27
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    34.35%
-----------------------------

-----------------------------
Southern California    65.65
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
90210        1.96%
------------------
20854        1.70
------------------
30327        1.56
------------------
93711        1.08
------------------
91011        0.95
------------------
Other       92.75
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

*    MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.59%
---------------------------
1                     0.41
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
120               2.50%
-----------------------
168               0.21
-----------------------
180              97.28
-----------------------
Total:          100.00%
-----------------------

W.A.: 178.5 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  2.50%
--------------------------------
121 - 168                  0.21
--------------------------------
175 - 180                 97.28
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 177.1 months
Lowest: 118 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  11.26%
-------------------------

-------------------------
1 - 6              88.74
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.4 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.77%
-----------------------
20.01 - 25.00     2.03
-----------------------
25.01 - 30.00     3.01
-----------------------
30.01 - 35.00     6.80
-----------------------
35.01 - 40.00     6.97
-----------------------
40.01 - 45.00     6.64
-----------------------
45.01 - 50.00    11.79
-----------------------
50.01 - 55.00     7.29
-----------------------
55.01 - 60.00     7.46
-----------------------
60.01 - 65.00     8.31
-----------------------
65.01 - 70.00    13.37
-----------------------
70.01 - 75.00     5.51
-----------------------
75.01 - 80.00    18.62
-----------------------
80.01 - 85.00     0.16
-----------------------
85.01 - 90.00     1.08
-----------------------
90.01 - 95.00     0.18
-----------------------
Total:          100.00%
-----------------------

W.A.: 57.17%
Lowest: 13.60%
Highest: 95.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.77%
-----------------------
20.01 - 25.00     2.03
-----------------------
25.01 - 30.00     3.19
-----------------------

-----------------------
30.01 - 35.00     7.08
-----------------------
35.01 - 40.00     6.50
-----------------------
40.01 - 45.00     6.85
-----------------------
45.01 - 50.00    12.30
-----------------------
50.01 - 55.00     7.75
-----------------------
55.01 - 60.00     6.46
-----------------------
60.01 - 65.00     8.61
-----------------------
65.01 - 70.00    12.88
-----------------------
70.01 - 75.00     5.51
-----------------------
75.01 - 80.00    18.78
-----------------------
85.01 - 90.00     1.08
-----------------------
90.01 - 95.00     0.18
-----------------------
Total:          100.00%
-----------------------

W.A.: 56.86%
Lowest: 13.43%
Highest: 94.64%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-07 Group 3
                                15 Yr Fixed Rate

--------------------------------------------------------------------------------

1. Original Balance

-------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans     Average
                           of         Current         by       Original     W.A.     Min.    W.A.
                        Mortgage     Principal    Principal    Principal    Gross    FICO    FICO
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
250,001 - 350,000           14     $  4,766,957      2.29%    $  342,297    5.225%   657     750
350,001 - 450,000          149       59,321,692     28.50        400,481    5.179    620     745
450,001 - 550,000           97       47,659,088     22.90        493,874    5.223    643     744
550,001 - 650,000           49       29,431,978     14.14        604,114    5.076    623     737
650,001 - 750,000           44       30,909,951     14.85        706,683    5.125    662     741
750,001 - 850,000           17       13,577,866      6.52        802,195    5.191    667     749
850,001 - 950,000            7        6,362,239      3.06        913,707    5.194    647     741
950,001 - 1,050,000          9        8,793,638      4.22        982,462    5.237    716     764
1,050,001 - 1,150,000        2        2,207,691      1.06      1,110,000    5.190    778     785
1,150,001 - 1,250,000        3        3,622,021      1.74      1,213,310    5.409    691     729
1,450,001 - 1,550,000        1        1,494,562      0.72      1,500,000    5.375    753     753
-------------------------------------------------------------------------------------------------
Total:                     392     $208,147,683    100.00%    $  533,930    5.177%   620     744
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

                                                                    W.A.
                         Max.      Min.      W.A.        Max.    Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Original Balance        Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
250,001 - 350,000        821      41.18%     67.58%     90.00%      174        1
350,001 - 450,000        837      13.60      55.66      95.00       175        1
450,001 - 550,000        834      23.87      59.74      89.48       178        1
550,001 - 650,000        807      29.17      64.07      90.00       179        1
650,001 - 750,000        805      14.29      55.35      80.00       177        1
750,001 - 850,000        795      27.38      54.18      80.00       179        1
850,001 - 950,000        807      32.00      54.46      79.55       179        1
950,001 - 1,050,000      799      22.61      41.40      68.96       179        1
1,050,001 - 1,150,000    791      38.94      54.64      70.00       179        1
1,150,001 - 1,250,000    762      39.02      52.26      70.00       179        1
1,450,001 - 1,550,000    753      50.34      50.34      50.34       179        1
---------------------------------------------------------------------------------
Total:                   837      13.60%     57.17%     95.00%      177        1
---------------------------------------------------------------------------------

Average: $533,930.28
Lowest: $334,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current         by       Original     W.A.    Min.    W.A.
                Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Gross Coupon     Loans        Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
4.626 - 4.750       39     $ 20,454,985      9.83%     $528,010    4.750%   643     742
4.751 - 4.875       51       26,700,575     12.83       527,038    4.875    659     744
4.876 - 5.000       95       51,785,308     24.88       548,629    5.000    624     749
5.001 - 5.125       48       23,337,925     11.21       489,279    5.125    639     747
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.      Min.       W.A.       Max.    Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
4.626 - 4.750    805      21.53%     52.85%     90.00%      177        2
4.751 - 4.875    817      14.06      57.46      80.00       177        2
4.876 - 5.000    821      24.27      53.60      95.00       177        2
5.001 - 5.125    837      13.60      55.68      80.55       174        2
-------------------------------------------------------------------------

----------------------------------------------------------------------------------------
5.126 - 5.250       52       27,689,468     13.30       535,996    5.250    647     742
5.251 - 5.375       29       15,670,704      7.53       542,574    5.375    623     745
5.376 - 5.500       27       15,003,878      7.21       557,518    5.500    646     739
5.501 - 5.625       14        8,296,553      3.99       594,306    5.625    625     738
5.626 - 5.750       15        8,691,538      4.18       580,752    5.750    657     737
5.751 - 5.875       12        5,695,656      2.74       475,764    5.875    657     743
5.876 - 6.000        5        2,525,171      1.21       505,323    6.000    620     740
6.001 - 6.125        2          816,923      0.39       409,224    6.125    701     734
6.126 - 6.250        2        1,000,000      0.48       500,000    6.250    725     731
6.251 - 6.375        1          479,000      0.23       479,000    6.375    778     778
Total:             392     $208,147,683    100.00%     $533,930    5.177%   620     744
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.      Min.       W.A.       Max.    Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
5.126 - 5.250    802      14.29      58.54      89.48       178        2
5.251 - 5.375    807      31.07      64.63      90.00       177        1
5.376 - 5.500    834      22.61      56.90      80.00       177        1
5.501 - 5.625    811      42.11      63.62      80.00       179        1
5.626 - 5.750    803      35.15      59.30      75.65       176        1
5.751 - 5.875    790      21.03      58.91      80.00       179        1
5.876 - 6.000    799      56.25      71.50      89.01       180        0
6.001 - 6.125    773      56.99      69.57      80.00       179        1
6.126 - 6.250    736      56.18      66.55      76.92       180        0
6.251 - 6.375    778      79.97      79.97      79.97       180        0
-------------------------------------------------------------------------
Total:           837      13.60%     57.17%     95.00%      177        1
-------------------------------------------------------------------------

W.A.: 5.177%
Lowest: 4.750%
Highest: 6.375%

--------------------------------------------------------------------------------

3. Credit Score

---------------------------------------------------------------------------------------
                                          Percent
                Number      Aggregate     of Loans    Average
                  of         Current         by       Original    W.A.     Min.    W.A.
               Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Credit Score     Loans       Balance      Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------
825 - 849          3      $  1,257,281      0.60%     $421,083    5.278%   826     833
800 - 824         17         8,564,887      4.11       506,955    5.107    801     807
775 - 799         92        49,771,362     23.91       544,060    5.167    775     787
750 - 774         94        50,894,215     24.45       544,258    5.160    750     764
725 - 749         59        31,003,406     14.89       528,355    5.231    725     739
700 - 724         52        27,252,649     13.09       527,029    5.190    700     712
675 - 699         41        21,840,097     10.49       536,161    5.120    675     688
650 - 674         24        12,642,318      6.07       529,065    5.236    653     665
625 - 649          7         3,327,041      1.60       478,290    5.148    625     642
600 - 624          3         1,594,429      0.77       532,939    5.408    620     623
---------------------------------------------------------------------------------------
Total:           392      $208,147,683    100.00%     $533,930    5.177%   620     744
---------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                           W.A.
                Max.     Min.       W.A.        Max.    Remaining   W.A.
                FICO   Original   Original   Original    Term to    Loan
Credit Score   Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------
825 - 849       837      30.28%     43.54%     60.38%      179        1
800 - 824       821      25.77      52.67      80.00       173        1
775 - 799       799      13.60      56.42      95.00       177        1
750 - 774       774      14.29      55.50      87.02       179        1
725 - 749       749      21.03      59.81      90.00       176        1
700 - 724       724      23.87      55.26      89.48       177        1
675 - 699       699      25.92      58.85      80.00       175        2
650 - 674       674      27.78      63.75      80.55       179        1
625 - 649       647      21.53      59.14      80.00       178        2
600 - 624       624      55.43      70.16      89.01       179        1
------------------------------------------------------------------------
Total:          837      13.60%     57.17%     95.00%      177        1
------------------------------------------------------------------------

W.A.: 744
Lowest: 620
Highest: 837

--------------------------------------------------------------------------------

4. Index

---------------------------------------------------------------------------------------------------------------------------------
                                 Percent
         Number     Aggregate    of Loans   Average                                                                 W.A.
           of        Current       by      Original     W.A.    Min.   W.A.   Max.    Min.      W.A.      Max.    Remaining  W.A.
        Mortgage    Principal   Principal  Principal   Gross    FICO   FICO   FICO  Original  Original  Original   Term to   Loan
Index    Loans       Balance     Balance    Balance   Coupon   Score  Score  Score    LTV       LTV       LTV     Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
FIX        392    $208,147,683   100.00%    $533,930   5.177%   620    744     837   13.60%    57.17%    95.00%      177      1
---------------------------------------------------------------------------------------------------------------------------------
Total:     392    $208,147,683   100.00%    $533,930   5.177%   620    744     837   13.60%    57.17%    95.00%      177      1
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

---------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average
                         of         Current        by       Original      W.A.     Min.
                      Mortgage     Principal    Principal   Principal    Gross     FICO
Loan Purpose           Loans        Balance      Balance     Balance    Coupon    Score
---------------------------------------------------------------------------------------
Refinance-Rate/Term      220     $115,414,416      55.45%    $527,827    5.120%    620
---------------------------------------------------------------------------------------
Refinance-Cashout         94       48,572,798      23.34     519,783     5.164     625
---------------------------------------------------------------------------------------
Purchase                  78       44,160,469      21.22     568,195     5.340     643
---------------------------------------------------------------------------------------
Total:                   392     $208,147,683     100.00%    $533,930    5.177%    620
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                         W.A.
                       W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO    FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score   Score     LTV        LTV        LTV       Maturity   Age
---------------------------------------------------------------------------------------
Refinance-Rate/Term    742     837      13.60%     52.08%     89.01%      176       1
---------------------------------------------------------------------------------------
Refinance-Cashout      734     834      24.67      59.53      80.00       178       1
---------------------------------------------------------------------------------------
Purchase               760     812      26.16      67.86      95.00       178       1
---------------------------------------------------------------------------------------
Total:                 744     837      13.60%     57.17%     95.00%      177       1
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

---------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current        by       Original      W.A.     Min.
                Mortgage     Principal    Principal   Principal    Gross     FICO
Property Type    Loans        Balance      Balance     Balance    Coupon    Score
---------------------------------------------------------------------------------
SFR               287      $151,184,133     72.63%     $529,816    5.156%    620
---------------------------------------------------------------------------------
PUD Detach         78        42,708,659     20.52       550,324    5.189     658
---------------------------------------------------------------------------------
Condo              24        12,861,550      6.18       538,157    5.412     643
---------------------------------------------------------------------------------
Townhouse           2           998,148      0.48       502,150    4.969     763
---------------------------------------------------------------------------------
2-Family            1           395,193      0.19       398,242    4.750     646
---------------------------------------------------------------------------------
Total:            392      $208,147,683    100.00%     $533,930    5.177%    620
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                   W.A.
                 W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO    FICO   Original   Original   Original    Term to    Loan
Property Type   Score   Score     LTV        LTV        LTV       Maturity   Age
---------------------------------------------------------------------------------
SFR              741     837      13.60%     54.76%     95.00%      177       1
---------------------------------------------------------------------------------
PUD Detach       754     812      27.27      63.91      89.48       179       1
---------------------------------------------------------------------------------
Condo            754     803      30.97      62.46      80.00       177       1
---------------------------------------------------------------------------------
Townhouse        768     771      78.54      79.09      80.00       178       2
---------------------------------------------------------------------------------
2-Family         646     646      21.53      21.53      21.53       178       2
---------------------------------------------------------------------------------
Total:           744     837      13.60%     57.17%     95.00%      177       1
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

----------------------------------------------------------------------------
                                       Percent
             Number      Aggregate     of Loans    Average
               of         Current         by      Original      W.A.    Min.
Occupancy   Mortgage     Principal    Principal   Principal    Gross    FICO
Status       Loans        Balance      Balance     Balance    Coupon   Score
----------------------------------------------------------------------------
Primary        362     $190,733,082      91.63%    $529,841    5.162%   620
----------------------------------------------------------------------------
Secondary       30       17,414,601       8.37      583,268    5.336    643
----------------------------------------------------------------------------
Total:         392     $208,147,683     100.00%    $533,930    5.177%   620
----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                               W.A.
             W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
Occupancy    FICO    FICO   Original   Original   Original    Term to    Loan
Status      Score   Score     LTV        LTV        LTV       Maturity   Age
-----------------------------------------------------------------------------
Primary      742     837      13.60%     56.78%     95.00%      177       1
-----------------------------------------------------------------------------
Secondary    762     812      23.87      61.43      90.00       179       1
-----------------------------------------------------------------------------
Total:       744     837      13.60%     57.17%     95.00%      177       1
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

---------------------------------------------------------------------------------------
                                                  Percent
                        Number      Aggregate     of Loans    Average
                          of         Current         by      Original      W.A.    Min.
Geographic             Mortgage     Principal    Principal   Principal    Gross    FICO
Distribution            Loans        Balance      Balance     Balance    Coupon   Score
---------------------------------------------------------------------------------------
California                197     $104,067,504      50.00%    $531,365    5.178%   624
---------------------------------------------------------------------------------------
Florida                    34       17,346,831       8.33      512,154    5.338    623
---------------------------------------------------------------------------------------
Georgia                    20       11,275,158       5.42      567,982    5.058    674
---------------------------------------------------------------------------------------
Maryland                   15        8,808,319       4.23      590,413    4.982    666
---------------------------------------------------------------------------------------
Virginia                   15        7,813,117       3.75      523,418    5.133    673
---------------------------------------------------------------------------------------
Texas                      12        6,600,299       3.17      552,804    5.100    639
---------------------------------------------------------------------------------------
North Carolina             12        6,276,448       3.02      525,131    5.208    660
---------------------------------------------------------------------------------------
South Carolina             11        6,038,724       2.90      551,916    5.084    643
---------------------------------------------------------------------------------------
Illinois                    9        4,539,776       2.18      506,556    5.015    679
---------------------------------------------------------------------------------------
Washington                  9        4,415,000       2.12      495,098    5.173    657
---------------------------------------------------------------------------------------
Tennessee                   8        3,941,290       1.89      495,439    5.157    697
---------------------------------------------------------------------------------------
Missouri                    8        3,699,429       1.78      465,670    5.204    620
---------------------------------------------------------------------------------------
Colorado                    4        3,242,381       1.56      815,250    5.351    696
---------------------------------------------------------------------------------------
Kansas                      4        2,430,168       1.17      611,166    5.212    662
---------------------------------------------------------------------------------------
New York                    4        2,100,949       1.01      527,625    5.360    724
---------------------------------------------------------------------------------------
Nevada                      3        1,889,157       0.91      632,000    5.431    747
---------------------------------------------------------------------------------------
Oregon                      3        1,629,254       0.78      546,938    5.240    677
---------------------------------------------------------------------------------------
District of Columbia        3        1,528,646       0.73      511,281    5.436    646
---------------------------------------------------------------------------------------
Arizona                     3        1,471,776       0.71      492,421    5.411    744
---------------------------------------------------------------------------------------
Minnesota                   3        1,293,593       0.62      431,800    5.328    774
---------------------------------------------------------------------------------------
Other                      15        7,739,862       3.72      518,130    5.111    646
---------------------------------------------------------------------------------------
Total:                    392     $208,147,683     100.00%    $533,930    5.177%   620
---------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                          W.A.
                        W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
Geographic              FICO    FICO   Original   Original   Original    Term to    Loan
Distribution           Score   Score     LTV        LTV        LTV       Maturity   Age
----------------------------------------------------------------------------------------
California              746     837      13.60%     53.67%     87.02%      177        1
----------------------------------------------------------------------------------------
Florida                 742     802      22.61      65.18      80.00       179        1
----------------------------------------------------------------------------------------
Georgia                 736     793      35.73      61.82      80.55       175        2
----------------------------------------------------------------------------------------
Maryland                738     805      25.77      58.41      80.00       179        1
----------------------------------------------------------------------------------------
Virginia                758     834      23.87      54.82      80.00       173        1
----------------------------------------------------------------------------------------
Texas                   716     783      38.71      63.21      80.00       171        1
----------------------------------------------------------------------------------------
North Carolina          752     795      33.64      59.50      80.00       175        1
----------------------------------------------------------------------------------------
South Carolina          755     807      31.62      54.13      95.00       179        1
----------------------------------------------------------------------------------------
Illinois                745     810      21.71      46.09      77.56       179        1
----------------------------------------------------------------------------------------
Washington              719     771      30.35      60.28      89.48       178        2
----------------------------------------------------------------------------------------
Tennessee               744     793      65.89      74.20      80.00       178        2
----------------------------------------------------------------------------------------
Missouri                729     796      42.50      70.51      89.01       172        2
----------------------------------------------------------------------------------------
Colorado                756     801      39.02      46.83      80.00       179        1
----------------------------------------------------------------------------------------
Kansas                  716     769      44.07      56.76      71.28       178        2
----------------------------------------------------------------------------------------
New York                750     780      46.29      63.43      80.00       179        1
----------------------------------------------------------------------------------------
Nevada                  776     791      70.00      74.09      80.00       179        1
----------------------------------------------------------------------------------------
Oregon                  748     784      61.68      66.63      74.37       178        2
----------------------------------------------------------------------------------------
District of Columbia    723     791      21.53      60.30      90.00       179        1
----------------------------------------------------------------------------------------
Arizona                 769     812      36.59      44.30      56.99       179        1
----------------------------------------------------------------------------------------
Minnesota               778     784      33.90      65.97      80.00       180        0
----------------------------------------------------------------------------------------
Other                   742     799      29.70      62.28      90.00       179        1
----------------------------------------------------------------------------------------
Total:                  744     837      13.60%     57.17%     95.00%      177        1
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.   County Distribution

-------------------------------------------------------------------------------------------
                                              Percent
                    Number      Aggregate     of Loans    Average
                      of         Current        by        Original    W.A.     Min.    W.A.
County             Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Distribution        Loans        Balance      Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
Los Angeles, CA        77     $ 40,823,963     19.61%     $533,403   5.127%    647     750
-------------------------------------------------------------------------------------------
Orange, CA             23       11,460,395      5.51       501,483   5.193     624     752
-------------------------------------------------------------------------------------------
San Diego, CA          14        8,618,611      4.14       619,316   5.175     695     756
-------------------------------------------------------------------------------------------
Fulton, GA             11        6,230,597      2.99       571,321   5.089     674     737
-------------------------------------------------------------------------------------------
Contra Costa, CA       10        5,531,033      2.66       556,556   5.188     709     769
-------------------------------------------------------------------------------------------
Santa Clara, CA         9        4,913,224      2.36       549,831   5.191     691     735
-------------------------------------------------------------------------------------------
Fairfax, VA             7        3,713,319      1.78       533,679   4.994     673     757
-------------------------------------------------------------------------------------------
Baltimore, MD           6        3,680,927      1.77       616,637   5.042     691     735
-------------------------------------------------------------------------------------------
Charleston, SC          5        3,628,929      1.74       730,616   4.986     672     764
-------------------------------------------------------------------------------------------
Montgomery, MD          6        3,530,781      1.70       591,462   4.958     666     728
-------------------------------------------------------------------------------------------
Other                 224      116,015,904     55.74       520,483   5.219     620     740
-------------------------------------------------------------------------------------------
Total:                392     $208,147,683    100.00%     $533,930   5.177%    620     744
-------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                               W.A.
                    Max.     Min.       W.A.       Max.     Remaining   W.A.
County              FICO   Original   Original   Original    Term to    Loan
Distribution       Score     LTV        LTV        LTV       Maturity    Age
----------------------------------------------------------------------------
Los Angeles, CA     837     14.06%     51.37%     80.00%       177       2
----------------------------------------------------------------------------
Orange, CA          813     26.86      52.09      79.97        178       2
----------------------------------------------------------------------------
San Diego, CA       803     24.67      53.86      80.00        175       2
----------------------------------------------------------------------------
Fulton, GA          793     35.77      57.42      80.55        178       2
----------------------------------------------------------------------------
Contra Costa, CA    802     26.63      46.09      67.06        179       1
----------------------------------------------------------------------------
Santa Clara, CA     797     13.60      47.39      70.00        169       2
----------------------------------------------------------------------------
Fairfax, VA         821     29.17      52.27      66.45        166       1
----------------------------------------------------------------------------
Baltimore, MD       785     48.08      63.69      80.00        179       1
----------------------------------------------------------------------------
Charleston, SC      807     31.62      43.60      52.94        178       2
----------------------------------------------------------------------------
Montgomery, MD      805     25.77      50.47      67.78        179       1
----------------------------------------------------------------------------
Other               834     21.03      61.46      95.00        178       1
----------------------------------------------------------------------------
Total:              837     13.60%     57.17%     95.00%       177       1
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

----------------------------------------------------------------------------------------
                                          Percent
                 Number     Aggregate     of Loans    Average
                   of        Current        by        Original    W.A.     Min.    W.A.
Original        Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
LTV              Loans       Balance      Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------
10.01 - 15.00       3      $ 1,607,334     0.77%      $540,552    5.113%   774     780
---------------------------------------------------------------------------------------
20.01 - 25.00       8        4,231,154     2.03        532,346    5.269    646     754
---------------------------------------------------------------------------------------
25.01 - 30.00      11        6,267,397     3.01        573,190    5.027    672     766
---------------------------------------------------------------------------------------
30.01 - 35.00      28       14,147,410     6.80        508,541    5.067    679     762
---------------------------------------------------------------------------------------
35.01 - 40.00      24       14,515,015     6.97        608,300    5.089    643     736
---------------------------------------------------------------------------------------
40.01 - 45.00      27       13,820,098     6.64        514,465    5.200    646     753
---------------------------------------------------------------------------------------
45.01 - 50.00      43       24,541,858    11.79        574,622    5.077    659     740
---------------------------------------------------------------------------------------
50.01 - 55.00      27       15,164,213     7.29        564,586    5.219    625     752
---------------------------------------------------------------------------------------
55.01 - 60.00      32       15,533,544     7.46        488,686    5.144    623     735
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                          W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
Original         FICO   Original   Original   Original    Term to    Loan
LTV             Score     LTV        LTV        LTV      Maturity     Age
-------------------------------------------------------------------------
10.01 - 15.00    789     13.60%     14.05%     14.29%       162        2
--------------------------------------------------------------------------
20.01 - 25.00    793     21.00      22.77      24.67        179        1
--------------------------------------------------------------------------
25.01 - 30.00    805     25.77      27.64      29.96        179        1
--------------------------------------------------------------------------
30.01 - 35.00    837     30.03      32.45      34.78        175        2
--------------------------------------------------------------------------
35.01 - 40.00    794     35.10      37.50      39.83        175        1
--------------------------------------------------------------------------
40.01 - 45.00    803     40.77      42.58      45.00        177        1
--------------------------------------------------------------------------
45.01 - 50.00    812     45.02      48.24      50.00        177        2
--------------------------------------------------------------------------
50.01 - 55.00    807     50.15      51.91      54.95        174        1
--------------------------------------------------------------------------
55.01 - 60.00    821     55.03      57.18      60.00        177        2
-------------------------------------------------------------------------

60.01 - 65.00      33        17,296,540      8.31       526,782   5.162     656     747
----------------------------------------------------------------------------------------
65.01 - 70.00      48        27,837,222     13.37       582,921   5.233     657     735
----------------------------------------------------------------------------------------
70.01 - 75.00      24        11,464,293      5.51       480,223   5.185     624     725
----------------------------------------------------------------------------------------
75.01 - 80.00      77        38,764,326     18.62       505,653   5.277     643     746
----------------------------------------------------------------------------------------
80.01 - 85.00       1           331,819      0.16       334,300   5.125     674     674
----------------------------------------------------------------------------------------
85.01 - 90.00       5         2,246,885      1.08       451,356   5.308     620     727
----------------------------------------------------------------------------------------
90.01 - 95.00       1           378,578      0.18       380,000   5.000     797     797
----------------------------------------------------------------------------------------
Total:            392      $208,147,683    100.00%     $533,930   5.177%    620     744
----------------------------------------------------------------------------------------

60.01 - 65.00    834     60.31       62.65    65.00        179       1
------------------------------------------------------------------------
65.01 - 70.00    810     65.11       68.43    70.00        179       1
------------------------------------------------------------------------
70.01 - 75.00    794     70.17       73.01    75.00        179       1
------------------------------------------------------------------------
75.01 - 80.00    803     75.38       79.11    80.00        177       1
------------------------------------------------------------------------
80.01 - 85.00    674     80.55       80.55    80.55        178       2
------------------------------------------------------------------------
85.01 - 90.00    791     87.02       89.18    90.00        179       1
------------------------------------------------------------------------
90.01 - 95.00    797     95.00       95.00    95.00        179       1
------------------------------------------------------------------------
Total:           837     13.60%      57.17%   95.00%       177       1
------------------------------------------------------------------------

W.A.: 57.17%
Lowest: 13.60%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

-----------------------------------------------------------------------------------
                                      Percent
            Number     Aggregate      of Loans    Average
              of        Current         by       Original     W.A.     Min.    W.A.
Original   Mortgage    Principal     Principal   Principal    Gross    FICO    FICO
Term        Loans       Balance       Balance     Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------
120           12      $  5,209,122      2.50%     $438,739   5.147%    682     743
-----------------------------------------------------------------------------------
168            1           446,247      0.21       450,000   4.875     817     817
-----------------------------------------------------------------------------------
180          379       202,492,315     97.28       537,166   5.178     620     744
-----------------------------------------------------------------------------------
Total:       392      $208,147,683    100.00%     $533,930   5.177%    620     744
-----------------------------------------------------------------------------------

--------------------------------------------------------------------
                                                       W.A.
            Max.     Min.       W.A.       Max.     Remaining   W.A.
Original    FICO   Original   Original   Original    Term to    Loan
Term       Score     LTV        LTV        LTV       Maturity    Age
--------------------------------------------------------------------
120         821     13.60%     47.50%     75.80%       118       2
--------------------------------------------------------------------
168         817     60.00      60.00      60.00        166       2
--------------------------------------------------------------------
180         837     14.06      57.41      95.00        179       1
--------------------------------------------------------------------
Total:      837     13.60%     57.17%     95.00%       177       1
--------------------------------------------------------------------

W.A.: 178.5 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-07 Group 4
                           15 Yr Fixed Rate - 100% CA
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $13,839,598.47
Loan Count: 25
Cut-off Date: 2004-07-01
Avg. Loan Balance: $553,583.94
Avg. Orig. Balance: $556,697.76
W.A. FICO*: 746
W.A. Orig. LTV: 50.56%
W.A. Cut-Off LTV: 50.32%
W.A. Gross Coupon: 5.2152%
W.A. Net Coupon: 4.9622%
W.A. Admin Fee: 0.2530%
W.A. Orig. Term: 178 months
W.A. Rem. Term: 177 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 50.32%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 7.16%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
350,001 - 450,000      22.82%
-----------------------------
450,001 - 550,000      18.23
-----------------------------
550,001 - 650,000      31.19
-----------------------------
650,001 - 750,000      14.74
-----------------------------
750,001 - 850,000       5.86
-----------------------------
950,001 - 1,050,000     7.16
-----------------------------
Total:                100.00%
-----------------------------

Average: $556,697.76
Lowest: $360,000.00
Highest: $995,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
350,001 - 450,000      22.82%
-----------------------------
450,001 - 550,000      18.23
-----------------------------
550,001 - 650,000      31.19
-----------------------------
650,001 - 750,000      14.74
-----------------------------
750,001 - 850,000       5.86
-----------------------------
950,001 - 1,050,000     7.16
-----------------------------
Total:                100.00%
-----------------------------

Average: $553,583.94
Lowest: $360,000.00
Highest: $991,392.63

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR          100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.626 - 4.750     5.93%
-----------------------
4.751 - 4.875    13.11
-----------------------
4.876 - 5.000    32.92
-----------------------
5.001 - 5.125     8.52
-----------------------

-----------------------
5.126 - 5.250     2.67
-----------------------
5.251 - 5.375    13.02
-----------------------
5.501 - 5.625     8.40
-----------------------
5.626 - 5.750     8.37
-----------------------
5.751 - 5.875     4.46
-----------------------
5.876 - 6.000     2.60
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.215
Lowest: 4.750
Highest: 6.000

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
750 - 799       47.31%
----------------------
700 - 749       39.38
----------------------
650 - 699       13.31
----------------------
Total:         100.00%
----------------------
W.A.: 746
Lowest: 670
Highest: 799

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    79.06%
-----------------------------
Refinance-Cashout      16.62
-----------------------------
Purchase                4.32
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              73.61%
-----------------------
PUD Detach       26.39
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             55.97%
------------------------
Reduced           21.99
------------------------
Standard          16.18
------------------------
All Ready Home     5.86
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             92.61%
--------------------------
Secondary            7.39
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE            100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California   100.00%
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    19.31%
-----------------------------
Southern California    80.69
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
94563        7.16%
------------------
92651        5.86
------------------
92625        5.12
------------------
96001        4.90
------------------
92067        4.73
------------------
Other       72.23
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------

---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
120               3.25%
-----------------------
180              96.75
-----------------------
Total:          100.00%
-----------------------

W.A.: 178.0 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  3.25%
--------------------------------
175 - 180                 96.75
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 176.7 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  14.77%
-------------------------
1 - 6              85.23
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.3 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          8.79%
-----------------------
20.01 - 25.00     9.22
-----------------------
30.01 - 35.00     3.46
-----------------------
35.01 - 40.00     8.74
-----------------------
40.01 - 45.00     9.33
-----------------------
45.01 - 50.00     9.62
-----------------------
55.01 - 60.00    13.69
-----------------------
60.01 - 65.00    11.60
-----------------------
65.01 - 70.00     5.94
-----------------------
70.01 - 75.00    12.03
-----------------------
75.01 - 80.00     7.58
-----------------------
Total:          100.00%
-----------------------

W.A.: 50.56%
Lowest: 12.98%
Highest: 80.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          8.79%
-----------------------
20.01 - 25.00     9.22
-----------------------

-----------------------
30.01 - 35.00     8.12
-----------------------
35.01 - 40.00     4.08
-----------------------
40.01 - 45.00     9.33
-----------------------
45.01 - 50.00     9.62
-----------------------
55.01 - 60.00    13.69
-----------------------
60.01 - 65.00    11.60
-----------------------
65.01 - 70.00     5.94
-----------------------
70.01 - 75.00    12.03
-----------------------
75.01 - 80.00     7.58
-----------------------
Total:          100.00%
-----------------------

W.A.: 50.32%
Lowest: 12.88%
Highest: 79.69%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-07 Group 5
                                30 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $364,283,694.89
Loan Count: 711
Cut-off Date: 2004-07-01
Avg. Loan Balance: $512,354.00
Avg. Orig. Balance: $512,980.51
W.A. FICO*: 743
W.A. Orig. LTV: 68.80%
W.A. Cut-Off LTV: 68.71%
W.A. Gross Coupon: 5.8672%
W.A. Net Coupon: 5.6142%
W.A. Admin Fee: 0.2530%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 0.75%
% over 100 COLTV: 0.00%
% with PMI: 0.75%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.79%
W.A. MI Adjusted LTV: 68.55%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.90%
% Conforming: 0.10%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         3.11%
-------------------------------
350,001 - 450,000        31.90
-------------------------------
450,001 - 550,000        22.77
-------------------------------
550,001 - 650,000        18.13
-------------------------------
650,001 - 750,000        11.31
-------------------------------
750,001 - 850,000         4.58
-------------------------------
850,001 - 950,000         3.70
-------------------------------
950,001 - 1,050,000       2.46
-------------------------------
1,050,001 - 1,150,000     0.32
-------------------------------
1,150,001 - 1,250,000     1.31
-------------------------------

-------------------------------
1,450,001 - 1,550,000     0.41
-------------------------------
Total:                  100.00%
-------------------------------

Average: $512,980.51
Lowest: $333,701.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         3.20%
-------------------------------
350,001 - 450,000        31.81
-------------------------------
450,001 - 550,000        22.92
-------------------------------
550,001 - 650,000        17.98
-------------------------------
650,001 - 750,000        11.31
-------------------------------
750,001 - 850,000         4.58
-------------------------------
850,001 - 950,000         3.70
-------------------------------
950,001 - 1,050,000       2.46
-------------------------------
1,050,001 - 1,150,000     0.32
-------------------------------
1,150,001 - 1,250,000     1.31
-------------------------------
1,450,001 - 1,550,000     0.41
-------------------------------
Total:                  100.00%
-------------------------------

Average: $512,354.00
Lowest: $323,829.95
Highest: $1,498,542.09

--------------------------------------------------------------------------------

4. Index

---------------
Index   Percent
---------------
FIX     100.00%
---------------
Total:  100.00%
---------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR          100.00%
----------------------

----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
5.126 - 5.250     0.54%
-----------------------
5.251 - 5.375     2.88
-----------------------
5.376 - 5.500    10.06
-----------------------
5.501 - 5.625    10.99
-----------------------
5.626 - 5.750    18.92
-----------------------
5.751 - 5.875    18.67
-----------------------
5.876 - 6.000    14.72
-----------------------
6.001 - 6.125    10.61
-----------------------
6.126 - 6.250     8.69
-----------------------
6.251 - 6.375     2.88
-----------------------
6.376 - 6.500     0.71
-----------------------
6.501 - 6.625     0.33
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.867
Lowest: 5.250
Highest: 6.625

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        6.47%
----------------------
750 - 799       44.76
----------------------
700 - 749       31.89
----------------------
650 - 699       13.98
----------------------
600 - 649        2.90
----------------------
Total:         100.00%
----------------------

W.A.: 743
Lowest: 622
Highest: 817

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               49.96%
-----------------------------
Refinance-Rate/Term    35.06
-----------------------------
Refinance-Cashout      14.97
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              71.05%
-----------------------
PUD Detach       20.22
-----------------------
Condo             6.40
-----------------------
2-Family          1.35
-----------------------
PUD Attach        0.71
-----------------------
3-Family          0.16
-----------------------
Cooperative       0.10
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             45.24%
------------------------
Reduced           27.33
------------------------
Standard          26.23
------------------------
All Ready Home     1.20
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             94.00%
--------------------------
Secondary            6.00
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             99.25%
-----------------------
RMIC              0.37
-----------------------
GEMIC             0.14
-----------------------
UGRIC             0.12
-----------------------
PMIC              0.12
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

------------------------
State            Percent
------------------------
California        50.00%
------------------------
Florida            9.67
------------------------
Virginia           5.32
------------------------
North Carolina     4.01
------------------------
Texas              3.56
------------------------
Other             27.44
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    42.34%
-----------------------------

-----------------------------
Southern California    57.66
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
94563        0.90%
------------------
60093        0.81
------------------
90049        0.78
------------------
90274        0.75
------------------
27949        0.73
------------------
Other       96.04
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.22%
---------------------------
1                     0.78
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.88%
---------------------------
Y                     0.12
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
300               1.31%
-----------------------
336               0.12
-----------------------
360              98.56
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.2 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  1.31%
--------------------------------
301 - 342                  0.12
--------------------------------
355 - 360                 98.56
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.2 months
Lowest: 299 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------

-------------------------
0                  23.24%
-------------------------
1 - 6              76.76
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.0 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.12%
-----------------------
20.01 - 25.00     0.56
-----------------------
25.01 - 30.00     1.07
-----------------------
30.01 - 35.00     1.67
-----------------------
35.01 - 40.00     1.46
-----------------------
40.01 - 45.00     2.83
-----------------------
45.01 - 50.00     3.23
-----------------------
50.01 - 55.00     5.32
-----------------------
55.01 - 60.00     7.11
-----------------------
60.01 - 65.00     9.78
-----------------------
65.01 - 70.00     9.80
-----------------------
70.01 - 75.00     9.96
-----------------------
75.01 - 80.00    46.33
-----------------------
80.01 - 85.00     0.12
-----------------------
85.01 - 90.00     0.49
-----------------------
90.01 - 95.00     0.14
-----------------------
Total:          100.00%
-----------------------

W.A.: 68.80%
Lowest: 15.25%
Highest: 95.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.12%
-----------------------
20.01 - 25.00     0.56
-----------------------

-----------------------
25.01 - 30.00     1.07
-----------------------
30.01 - 35.00     1.67
-----------------------
35.01 - 40.00     1.46
-----------------------
40.01 - 45.00     2.83
-----------------------
45.01 - 50.00     3.23
-----------------------
50.01 - 55.00     5.32
-----------------------
55.01 - 60.00     7.20
-----------------------
60.01 - 65.00     9.69
-----------------------
65.01 - 70.00     9.95
-----------------------
70.01 - 75.00     9.81
-----------------------
75.01 - 80.00    46.33
-----------------------
80.01 - 85.00     0.12
-----------------------
85.01 - 90.00     0.49
-----------------------
90.01 - 95.00     0.14
-----------------------
Total:          100.00%
-----------------------

W.A.: 68.71%
Lowest: 15.23%
Highest: 95.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                       BoAMS 2004-07 Crossed - Groups 1&5
                                30 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $496,711,634.36
Loan Count: 968
Cut-off Date: 2004-07-01
Avg. Loan Balance: $513,131.85
Avg. Orig. Balance: $513,757.15
W.A. FICO*: 744
W.A. Orig. LTV: 68.81%
W.A. Cut-Off LTV: 68.73%
W.A. Gross Coupon: 5.9640%
W.A. Net Coupon: 5.7110%
W.A. Admin Fee: 0.2530%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 0.78%
% over 100 COLTV: 0.00%
% with PMI: 0.78%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.15%
W.A. MI Adjusted LTV: 68.56%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.81%
% Conforming: 0.15%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         3.53%
-------------------------------
350,001 - 450,000        32.21
-------------------------------
450,001 - 550,000        22.34
-------------------------------
550,001 - 650,000        16.48
-------------------------------
650,001 - 750,000        11.84
-------------------------------
750,001 - 850,000         4.93
-------------------------------
850,001 - 950,000         3.65
-------------------------------
950,001 - 1,050,000       2.81
-------------------------------
1,050,001 - 1,150,000     0.46
-------------------------------
1,150,001 - 1,250,000     1.45
-------------------------------

-------------------------------
1,450,001 - 1,550,000     0.30
-------------------------------
Total:                  100.00%
-------------------------------

Average: $513,757.15
Lowest: $333,701.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         3.59%
-------------------------------
350,001 - 450,000        32.14
-------------------------------
450,001 - 550,000        22.45
-------------------------------
550,001 - 650,000        16.37
-------------------------------
650,001 - 750,000        11.84
-------------------------------
750,001 - 850,000         4.93
-------------------------------
850,001 - 950,000         3.65
-------------------------------
950,001 - 1,050,000       2.81
-------------------------------
1,050,001 - 1,150,000     0.46
-------------------------------
1,150,001 - 1,250,000     1.45
-------------------------------
1,450,001 - 1,550,000     0.30
-------------------------------
Total:                  100.00%
-------------------------------

Average: $513,131.85
Lowest: $323,829.95
Highest: $1,498,542.09

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR          100.00%
----------------------

----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
5.126 - 5.250     0.39%
-----------------------
5.251 - 5.375     2.11
-----------------------
5.376 - 5.500     7.48
-----------------------
5.501 - 5.625     8.15
-----------------------
5.626 - 5.750    14.99
-----------------------
5.751 - 5.875    16.06
-----------------------
5.876 - 6.000    14.40
-----------------------
6.001 - 6.125    11.56
-----------------------
6.126 - 6.250    12.46
-----------------------
6.251 - 6.375     6.29
-----------------------
6.376 - 6.500     3.71
-----------------------
6.501 - 6.625     1.35
-----------------------
6.626 - 6.750     0.36
-----------------------
6.751 - 6.875     0.53
-----------------------
7.126 - 7.250     0.08
-----------------------
7.501 - 7.625     0.08
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.964
Lowest: 5.250
Highest: 7.625

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        6.38%
----------------------
750 - 799       44.73
----------------------
700 - 749       32.25
----------------------
650 - 699       13.74
----------------------
600 - 649        2.90
----------------------
Total:         100.00%
----------------------

W.A.: 744
Lowest: 622
Highest: 832

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               51.85%
-----------------------------
Refinance-Rate/Term    32.01
-----------------------------
Refinance-Cashout      16.14
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              70.77%
-----------------------
PUD Detach       20.13
-----------------------
Condo             6.32
-----------------------
2-Family          1.38
-----------------------
PUD Attach        0.80
-----------------------
3-Family          0.37
-----------------------
Townhouse         0.08
-----------------------
4-Family          0.08
-----------------------
Cooperative       0.07
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             46.32%
------------------------
Reduced           27.14
------------------------
Standard          25.58
------------------------
All Ready Home     0.96
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             93.32%
--------------------------
Secondary            6.68
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             99.22%
-----------------------
RMIC              0.27
-----------------------
UGRIC             0.17
-----------------------
PMIC              0.17
-----------------------
GEMIC             0.10
-----------------------
MGIC              0.07
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

------------------------
State            Percent
------------------------
California        50.00%
------------------------
Florida            9.59
------------------------
Virginia           4.57
------------------------
North Carolina     3.94
------------------------
Maryland           3.37
------------------------
Other             28.53
------------------------

------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    45.46%
-----------------------------
Southern California    54.54
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
90275        0.81%
------------------
90274        0.75
------------------
94563        0.66
------------------
60093        0.60
------------------
94025        0.59
------------------
Other       96.60
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.43%
---------------------------
1                     0.57
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.91%
---------------------------
Y                     0.09
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

----------------------------
Original Term        Percent
----------------------------
240                    0.08%
----------------------------
300                    1.12
----------------------------
336                    0.09
----------------------------
360                   98.70
----------------------------
Total:               100.00%
----------------------------

W.A.: 359.2 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.08%
--------------------------------
295 - 300                  1.12
--------------------------------
301 - 342                  0.09
--------------------------------
355 - 360                 98.70
--------------------------------

--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.3 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  30.07%
-------------------------
1 - 6              69.93
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.9 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.16%
-----------------------
20.01 - 25.00     0.41
-----------------------
25.01 - 30.00     0.78
-----------------------
30.01 - 35.00     1.51
-----------------------
35.01 - 40.00     1.32
-----------------------
40.01 - 45.00     3.18
-----------------------
45.01 - 50.00     3.19
-----------------------
50.01 - 55.00     5.86
-----------------------
55.01 - 60.00     7.81
-----------------------
60.01 - 65.00     8.60
-----------------------
65.01 - 70.00    10.49
-----------------------
70.01 - 75.00    10.63
-----------------------
75.01 - 80.00    45.26
-----------------------
80.01 - 85.00     0.09
-----------------------
85.01 - 90.00     0.59
-----------------------
90.01 - 95.00     0.10
-----------------------
Total:          100.00%
-----------------------

W.A.: 68.81%
Lowest: 15.25%
Highest: 95.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.16%
-----------------------
20.01 - 25.00     0.41
-----------------------
25.01 - 30.00     0.78
-----------------------
30.01 - 35.00     1.51
-----------------------
35.01 - 40.00     1.32
-----------------------
40.01 - 45.00     3.18
-----------------------
45.01 - 50.00     3.19
-----------------------
50.01 - 55.00     5.99
-----------------------
55.01 - 60.00     7.74
-----------------------
60.01 - 65.00     8.54
-----------------------
65.01 - 70.00    10.69
-----------------------
70.01 - 75.00    10.43
-----------------------
75.01 - 80.00    45.26
-----------------------
80.01 - 85.00     0.09
-----------------------
85.01 - 90.00     0.59
-----------------------
90.01 - 95.00     0.10
-----------------------
Total:          100.00%
-----------------------

W.A.: 68.73%
Lowest: 15.23%
Highest: 95.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                       BoAMS 2004-07 Crossed - Groups 1&5
                                30 Yr Fixed Rate

--------------------------------------------------------------------------------

1. Original Balance

-------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans     Average
                           of         Current         by       Original     W.A.     Min.    W.A.
                        Mortgage     Principal    Principal    Principal    Gross    FICO    FICO
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
250,001 - 350,000           51     $ 17,524,337       3.53%   $  343,961    6.021%   657     738
-------------------------------------------------------------------------------------------------
350,001 - 450,000          402      159,987,390      32.21       398,449    5.981    628     742
-------------------------------------------------------------------------------------------------
450,001 - 550,000          222      110,968,823      22.34       500,355    5.947    622     748
-------------------------------------------------------------------------------------------------
550,001 - 650,000          136       81,858,447      16.48       602,591    5.920    622     748
-------------------------------------------------------------------------------------------------
650,001 - 750,000           83       58,808,279      11.84       710,168    5.968    632     736
-------------------------------------------------------------------------------------------------
750,001 - 850,000           31       24,496,632       4.93       790,868    5.968    632     746
-------------------------------------------------------------------------------------------------
850,001 - 950,000           20       18,105,536       3.65       906,275    5.989    689     752
-------------------------------------------------------------------------------------------------
950,001 - 1,050,000         14       13,953,175       2.81       997,450    6.001    700     733
-------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000        2        2,289,935       0.46     1,146,200    5.999    701     741
-------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000        6        7,220,538       1.45     1,204,067    5.989    717     731
-------------------------------------------------------------------------------------------------
1,450,001 - 1,550,000        1        1,498,542       0.30     1,500,000    6.125    735     735
-------------------------------------------------------------------------------------------------
Total:                     968     $496,711,634     100.00%   $  513,757    5.964%   622     744
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------

                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Original Balance        Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
250,001 - 350,000        805      28.16%     69.15%     90.00%      359        1
---------------------------------------------------------------------------------
350,001 - 450,000        822      15.25      69.15      90.00       358        1
---------------------------------------------------------------------------------
450,001 - 550,000        817      26.95      69.61      95.00       359        1
---------------------------------------------------------------------------------
550,001 - 650,000        832      21.31      67.48      90.00       359        1
---------------------------------------------------------------------------------
650,001 - 750,000        823      25.86      71.04      80.00       358        1
---------------------------------------------------------------------------------
750,001 - 850,000        813      26.67      70.16      80.00       359        1
---------------------------------------------------------------------------------
850,001 - 950,000        798      32.76      69.19      80.00       359        1
---------------------------------------------------------------------------------
950,001 - 1,050,000      797      21.74      58.54      80.00       359        1
---------------------------------------------------------------------------------
1,050,001 - 1,150,000    781      63.89      66.94      70.00       359        1
---------------------------------------------------------------------------------
1,150,001 - 1,250,000    750      32.64      60.11      79.37       349        0
---------------------------------------------------------------------------------
1,450,001 - 1,550,000    735      68.18      68.18      68.18       359        1
---------------------------------------------------------------------------------
Total:                   832      15.25%     68.81%     95.00%      358        1
---------------------------------------------------------------------------------

Average: $513,757.15
Lowest: $333,701.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current         by       Original    W.A.     Min.    W.A.
                Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Gross Coupon      Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
5.126 - 5.250        5      $ 1,958,685      0.39%     $392,465    5.250%   684     735
----------------------------------------------------------------------------------------
5.251 - 5.375       18       10,485,838      2.11       583,303    5.375    650     744
----------------------------------------------------------------------------------------
5.376 - 5.500       72       37,140,215      7.48       516,594    5.500    655     757
----------------------------------------------------------------------------------------
5.501 - 5.625       79       40,503,326      8.15       513,645    5.625    648     742
----------------------------------------------------------------------------------------
5.626 - 5.750      142       74,446,910     14.99       525,037    5.750    636     743
----------------------------------------------------------------------------------------
5.751 - 5.875      156       79,794,083     16.06       512,297    5.875    628     740
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------

                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
5.126 - 5.250    792      41.46%     64.61%     79.64%      358        2
-------------------------------------------------------------------------
5.251 - 5.375    805      39.31      66.39      90.00       359        1
-------------------------------------------------------------------------
5.376 - 5.500    815      21.31      63.62      80.00       357        1
-------------------------------------------------------------------------
5.501 - 5.625    817      33.03      67.88      80.00       359        1
-------------------------------------------------------------------------
5.626 - 5.750    813      18.07      65.68      80.00       358        1
-------------------------------------------------------------------------
5.751 - 5.875    812      25.84      68.47      84.34       357        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
5.876 - 6.000      142       71,510,098      14.40      504,590    6.000    622
--------------------------------------------------------------------------------
6.001 - 6.125      109       57,406,783      11.56      527,020    6.125    622
--------------------------------------------------------------------------------
6.126 - 6.250      126       61,903,487      12.46      491,503    6.250    633
--------------------------------------------------------------------------------
6.251 - 6.375       63       31,243,772       6.29      496,125    6.375    639
--------------------------------------------------------------------------------
6.376 - 6.500       35       18,446,173       3.71      527,172    6.500    631
--------------------------------------------------------------------------------
6.501 - 6.625       12        6,705,035       1.35      558,928    6.625    677
--------------------------------------------------------------------------------
6.626 - 6.750        3        1,764,070       0.36      588,333    6.750    636
--------------------------------------------------------------------------------
6.751 - 6.875        4        2,648,000       0.53      662,000    6.875    729
--------------------------------------------------------------------------------
7.126 - 7.250        1          373,708       0.08      374,000    7.250    791
--------------------------------------------------------------------------------
7.501 - 7.625        1          381,453       0.08      381,453    7.625    733
--------------------------------------------------------------------------------
Total:             968     $496,711,634     100.00%    $513,757    5.964%   622
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
5.876 - 6.000     746     832      15.25      69.63      90.00       359        1
-----------------------------------------------------------------------------------
6.001 - 6.125     742     817      31.30      71.88      95.00       359        1
-----------------------------------------------------------------------------------
6.126 - 6.250     743     822      26.29      71.63      80.00       359        0
-----------------------------------------------------------------------------------
6.251 - 6.375     743     811      30.18      71.08      90.00       358        0
-----------------------------------------------------------------------------------
6.376 - 6.500     743     803      43.96      69.28      80.00       360        0
-----------------------------------------------------------------------------------
6.501 - 6.625     747     800      37.50      70.06      80.00       360        0
-----------------------------------------------------------------------------------
6.626 - 6.750     712     792      57.14      72.83      80.00       359        1
-----------------------------------------------------------------------------------
6.751 - 6.875     749     808      72.73      78.60      80.00       360        0
-----------------------------------------------------------------------------------
7.126 - 7.250     791     791      40.00      40.00      40.00       359        1
-----------------------------------------------------------------------------------
7.501 - 7.625     733     733      80.00      80.00      80.00       360        0
-----------------------------------------------------------------------------------
Total:            744     832      15.25%     68.81%     95.00%      358        1
-----------------------------------------------------------------------------------

W.A.: 5.964%
Lowest: 5.250%
Highest: 7.625%

--------------------------------------------------------------------------------

3. Credit Score

---------------------------------------------------------------------------------------
                                          Percent
                Number      Aggregate     of Loans    Average
                  of         Current         by       Original    W.A.     Min.    W.A.
Credit         Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Score            Loans       Balance      Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------
825 - 849           1     $    599,403       0.12%    $600,000    6.000%   832     832
---------------------------------------------------------------------------------------
800 - 824          65       31,079,362       6.26      478,672    5.966    800     806
---------------------------------------------------------------------------------------
775 - 799         223      113,052,699      22.76      507,664    5.943    775     786
---------------------------------------------------------------------------------------
750 - 774         209      109,115,582      21.97      522,986    5.940    750     763
---------------------------------------------------------------------------------------
725 - 749         167       89,300,669      17.98      535,218    6.028    725     737
---------------------------------------------------------------------------------------
700 - 724         133       70,887,294      14.27      533,513    5.929    700     713
---------------------------------------------------------------------------------------
675 - 699          88       42,130,359       8.48      479,219    5.980    675     688
---------------------------------------------------------------------------------------
650 - 674          55       26,126,630       5.26      475,436    5.946    650     663
---------------------------------------------------------------------------------------
625 - 649          24       12,799,569       2.58      533,758    6.069    628     637
---------------------------------------------------------------------------------------
600 - 624           3        1,620,068       0.33      540,375    6.043    622     623
---------------------------------------------------------------------------------------
Total:            968     $496,711,634     100.00%    $513,757    5.964%   622     744
---------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                           W.A.
                Max.     Min.       W.A.       Max.     Remaining   W.A.
Credit          FICO   Original   Original   Original    Term to    Loan
Score          Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------
825 - 849       832      52.63%     52.63%     52.63%      359        1
------------------------------------------------------------------------
800 - 824       823      31.69      67.43      80.00       358        1
------------------------------------------------------------------------
775 - 799       799      26.29      68.50      90.00       358        1
------------------------------------------------------------------------
750 - 774       774      15.25      69.41      89.52       359        1
------------------------------------------------------------------------
725 - 749       749      21.74      69.41      90.00       359        1
------------------------------------------------------------------------
700 - 724       724      21.31      68.14      80.00       358        1
------------------------------------------------------------------------
675 - 699       699      35.43      69.04      80.00       357        1
------------------------------------------------------------------------
650 - 674       674      30.18      69.10      95.00       357        1
------------------------------------------------------------------------
625 - 649       648      48.85      69.95      89.76       359        1
------------------------------------------------------------------------
600 - 624       624      54.38      58.84      65.17       359        1
------------------------------------------------------------------------
Total:          832      15.25%     68.81%     95.00%      358        1
------------------------------------------------------------------------

W.A.: 744
Lowest: 622
Highest: 832

--------------------------------------------------------------------------------

4. Index

--------------------------------------------------------------------------------------------------------------------------------
                                 Percent
         Number     Aggregate    of Loans   Average                                                                 W.A.
           of        Current        by      Original   W.A.    Min.   W.A.   Max.    Min.      W.A.      Max.    Remaining  W.A.
        Mortgage    Principal   Principal  Principal   Gross   FICO   FICO   FICO  Original  Original  Original   Term to   Loan
Index    Loans       Balance     Balance    Balance   Coupon  Score  Score  Score     LTV       LTV       LTV     Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
FIX        968    $496,711,634    100.00%   $513,757   5.964%  622    744    832     15.25%    68.81%    95.00%     358       1
--------------------------------------------------------------------------------------------------------------------------------
Total:     968    $496,711,634    100.00%   $513,757   5.964%  622    744    832     15.25%    68.81%    95.00%     358       1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

----------------------------------------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average
                         of         Current         by       Original    W.A.     Min.    W.A.    Max.     Min.       W.A.
                      Mortgage     Principal    Principal   Principal    Gross    FICO    FICO    FICO   Original   Original
Loan Purpose           Loans        Balance      Balance     Balance    Coupon   Score   Score   Score      LTV        LTV
----------------------------------------------------------------------------------------------------------------------------
Purchase                 500     $257,568,052      51.85%    $515,752    6.018%   622     751     832      26.95%     73.94%
----------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term      298      158,987,650      32.01      534,231    5.849    622     743     823      21.31      62.72
----------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout        170       80,155,933      16.14      472,001    6.019    624     724     815      15.25      64.39
----------------------------------------------------------------------------------------------------------------------------
Total:                   968     $496,711,634     100.00%    $513,757    5.964%   622     744     832      15.25%     68.81%
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------

                                    W.A.
                        Max.     Remaining   W.A.
                      Original    Term to    Loan
Loan Purpose             LTV      Maturity    Age
-------------------------------------------------
Purchase                90.00%        359      1
-------------------------------------------------
Refinance-Rate/Term     95.00         357      1
-------------------------------------------------
Refinance-Cashout       80.00         358      1
-------------------------------------------------
Total:                  95.00%        358      1
-------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-------------------------------------------------------------------------------------------------------------------------------
                                         Percent
               Number      Aggregate     of Loans    Average
                 of         Current         by       Original    W.A.     Min.    W.A.    Max.     Min.       W.A.       Max.
Property      Mortgage     Principal    Principal   Principal    Gross    FICO    FICO    FICO   Original   Original   Original
Type            Loans       Balance      Balance     Balance    Coupon   Score   Score   Score      LTV        LTV        LTV
-------------------------------------------------------------------------------------------------------------------------------
SFR              680     $351,510,168      70.77%    $517,618    5.950%   624     743     823      15.25%     67.98%     95.00%
-------------------------------------------------------------------------------------------------------------------------------
PUD Detach       197       99,975,591      20.13      507,976    5.994    622     745     832      26.95      70.61      90.00
-------------------------------------------------------------------------------------------------------------------------------
Condo             65       31,402,784       6.32      483,550    5.977    622     746     808      37.93      73.28      90.00
-------------------------------------------------------------------------------------------------------------------------------
2-Family          12        6,861,440       1.38      572,254    6.110    636     752     817      44.59      67.05      80.00
-------------------------------------------------------------------------------------------------------------------------------
PUD Attach         8        3,992,395       0.80      499,550    6.013    682     765     804      34.00      64.78      80.00
-------------------------------------------------------------------------------------------------------------------------------
3-Family           3        1,843,664       0.37      615,167    6.009    732     769     793      61.06      65.35      73.75
-------------------------------------------------------------------------------------------------------------------------------
Townhouse          1          389,593       0.08      390,000    5.750    765     765     765      67.47      67.47      67.47
-------------------------------------------------------------------------------------------------------------------------------
4-Family           1          376,000       0.08      376,000    6.375    745     745     745      80.00      80.00      80.00
-------------------------------------------------------------------------------------------------------------------------------
Cooperative        1          360,000       0.07      360,000    6.250    790     790     790      80.00      80.00      80.00
-------------------------------------------------------------------------------------------------------------------------------
Total:           968     $496,711,634     100.00%    $513,757    5.964%   622     744     832      15.25%     68.81%     95.00%
-------------------------------------------------------------------------------------------------------------------------------

------------------------------

                 W.A.
              Remaining   W.A.
Property       Term to    Loan
Type           Maturity    Age
------------------------------
SFR               358      1
------------------------------
PUD Detach        358      1
------------------------------
Condo             359      1
------------------------------
2-Family          359      1
------------------------------
PUD Attach        359      1
------------------------------
3-Family          359      1
------------------------------
Townhouse         359      1
------------------------------
4-Family          360      0
------------------------------
Cooperative       360      0
------------------------------
Total:            358      1
------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------
                                       Percent
             Number      Aggregate     of Loans    Average
               of         Current         by       Original    W.A.     Min.    W.A.    Max.      Min.       W.A.       Max.
Occupancy   Mortgage     Principal    Principal   Principal    Gross    FICO    FICO    FICO   Original   Original   Original
Status        Loans       Balance      Balance     Balance    Coupon   Score   Score   Score      LTV        LTV        LTV
-----------------------------------------------------------------------------------------------------------------------------
Primary      902       $463,509,156      93.32%    $514,475    5.957%   622     743     832      15.25%     68.62%     95.00%
-----------------------------------------------------------------------------------------------------------------------------
Secondary     66         33,202,478       6.68      503,953    6.069    636     754     809      40.76      71.47      90.00
-----------------------------------------------------------------------------------------------------------------------------
Total:       968       $496,711,634     100.00%    $513,757    5.964%   622     744     832      15.25%     68.81%     95.00%
-----------------------------------------------------------------------------------------------------------------------------

----------------------------

               W.A.
            Remaining   W.A.
Occupancy    Term to    Loan
Status       Maturity    Age
----------------------------
Primary         358       1
Secondary       359       1
Total:          358       1

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                        Number      Aggregate    of Loans     Average
                          of         Current         by      Original     W.A.    Min.     W.A.    Max.     Min.       W.A.
Geographic             Mortgage     Principal    Principal   Principal   Gross    FICO     FICO    FICO   Original   Original
Distribution             Loans       Balance      Balance     Balance    Coupon   Score   Score   Score     LTV        LTV
-----------------------------------------------------------------------------------------------------------------------------
California                477     $248,345,396      50.00%    $521,466    5.907%   622     746     823      15.25%     65.87%
-----------------------------------------------------------------------------------------------------------------------------
Florida                    92       47,646,051       9.59      518,341    6.060    622     743     832      25.84      70.64
-----------------------------------------------------------------------------------------------------------------------------
Virginia                   50       22,676,289       4.57      453,934    5.933    648     745     800      42.92      71.16
-----------------------------------------------------------------------------------------------------------------------------
North Carolina             37       19,584,831       3.94      529,725    6.011    632     724     790      44.78      72.89
-----------------------------------------------------------------------------------------------------------------------------
Maryland                   39       16,735,024       3.37      429,333    6.040    648     753     822      33.33      75.35
-----------------------------------------------------------------------------------------------------------------------------
Illinois                   26       16,622,949       3.35      639,673    5.969    636     738     795      32.64      67.30
-----------------------------------------------------------------------------------------------------------------------------
Texas                      33       15,799,497       3.18      479,394    5.935    639     744     806      30.18      72.10
-----------------------------------------------------------------------------------------------------------------------------
Washington                 32       14,899,301       3.00      465,869    6.080    628     740     804      35.43      72.89
-----------------------------------------------------------------------------------------------------------------------------
Georgia                    22       10,584,097       2.13      481,421    6.014    699     756     808      45.18      74.94
-----------------------------------------------------------------------------------------------------------------------------
South Carolina             17        8,589,807       1.73      505,565    6.019    638     746     801      34.00      70.45
-----------------------------------------------------------------------------------------------------------------------------
Arizona                    14        7,629,711       1.54      545,400    6.046    702     742     777      47.18      72.49
-----------------------------------------------------------------------------------------------------------------------------
Massachusetts              14        7,287,729       1.47      520,932    5.942    633     730     798      26.67      68.48
-----------------------------------------------------------------------------------------------------------------------------
Colorado                   14        7,017,800       1.41      501,631    5.973    666     744     804      51.52      72.64
-----------------------------------------------------------------------------------------------------------------------------
District of Columbia       14        6,586,921       1.33      470,791    6.016    637     738     813      56.00      75.07
-----------------------------------------------------------------------------------------------------------------------------
New York                   11        6,345,687       1.28      577,273    5.976    636     728     780      35.00      65.95
-----------------------------------------------------------------------------------------------------------------------------
Missouri                    9        5,391,927       1.09      599,305    6.288    686     739     785      73.16      78.09
-----------------------------------------------------------------------------------------------------------------------------
Connecticut                 8        5,251,870       1.06      657,025    5.968    691     738     788      32.76      64.97
-----------------------------------------------------------------------------------------------------------------------------
Nevada                     13        5,022,036       1.01      386,476    6.389    657     727     805      40.00      70.47
-----------------------------------------------------------------------------------------------------------------------------
Oregon                      9        4,287,457       0.86      479,889    5.853    648     739     797      47.14      71.93
-----------------------------------------------------------------------------------------------------------------------------
Tennessee                   4        2,257,519       0.45      564,380    6.065    707     761     796      48.41      71.13
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------
                                     W.A.
                         Max.     Remaining   W.A.
Geographic             Original    Term to    Loan
Distribution              LTV      Maturity    Age
--------------------------------------------------
California               90.00%      359        1
--------------------------------------------------
Florida                  90.00       359        1
--------------------------------------------------
Virginia                 80.00       359        1
--------------------------------------------------
North Carolina           80.00       355        1
--------------------------------------------------
Maryland                 90.00       355        1
--------------------------------------------------
Illinois                 80.00       360        0
--------------------------------------------------
Texas                    80.00       358        1
--------------------------------------------------
Washington               80.00       356        1
--------------------------------------------------
Georgia                  89.52       359        1
--------------------------------------------------
South Carolina           80.00       359        1
--------------------------------------------------
Arizona                  84.34       359        1
--------------------------------------------------
Massachusetts            80.00       359        1
--------------------------------------------------
Colorado                 80.00       359        1
--------------------------------------------------
District of Columbia     80.00       359        1
--------------------------------------------------
New York                 80.00       359        1
--------------------------------------------------
Missouri                 80.00       354        0
--------------------------------------------------
Connecticut              80.00       359        1
--------------------------------------------------
Nevada                   80.00       360        0
--------------------------------------------------
Oregon                   80.00       360        0
--------------------------------------------------
Tennessee                80.00       360        0
--------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Other     33     18,149,734     3.65    550,348   6.024   652   743   806   41.89   74.41   95.00   356   1
-----------------------------------------------------------------------------------------------------------
Total:   968   $496,711,634   100.00%  $513,757   5.964%  622   744   832   15.25%  68.81%  95.00%  358   1
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.   County Distribution

--------------------------------------------------------------------------------------------
                                               Percent
                     Number      Aggregate    of Loans     Average
                       of         Current        by       Original     W.A.     Min.    W.A.
County              Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Distribution         Loans        Balance      Balance     Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------
Los Angeles, CA       127      $ 67,288,000     13.55%     $531,188   5.861%    622     741
--------------------------------------------------------------------------------------------
Orange, CA             52        26,994,315      5.43       519,807   5.920     636     739
--------------------------------------------------------------------------------------------
San Diego, CA          43        22,377,864      4.51       521,020   5.934     650     756
--------------------------------------------------------------------------------------------
Santa Clara, CA        40        20,593,492      4.15       515,431   6.031     666     760
--------------------------------------------------------------------------------------------
Alameda, CA            37        17,778,916      3.58       481,205   5.896     628     739
--------------------------------------------------------------------------------------------
San Mateo, CA          32        17,205,123      3.46       538,164   5.967     670     746
--------------------------------------------------------------------------------------------
Fairfax, VA            26        12,390,441      2.49       477,025   5.910     669     745
--------------------------------------------------------------------------------------------
Contra Costa, CA       19        11,770,638      2.37       620,196   5.794     664     756
--------------------------------------------------------------------------------------------
Cook, IL               17        11,549,275      2.33       679,756   5.955     683     739
--------------------------------------------------------------------------------------------
San Francisco, CA      20        10,806,891      2.18       541,175   5.916     674     754
--------------------------------------------------------------------------------------------
Other                 555       277,956,681     55.96       501,285   6.007     622     742
--------------------------------------------------------------------------------------------
Total:                968      $496,711,634    100.00%     $513,757   5.964%    622     744
--------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                                W.A.
                     Max.     Min.        W.A.       Max.    Remaining   W.A.
County               FICO   Original   Original   Original    Term to    Loan
Distribution        Score     LTV        LTV        LTV       Maturity    Age
-----------------------------------------------------------------------------
Los Angeles, CA      817     18.07%     64.17%     80.00%       359       1
-----------------------------------------------------------------------------
Orange, CA           817     37.48      65.54      80.00        359       1
-----------------------------------------------------------------------------
San Diego, CA        817     41.67      67.11      80.00        359       1
-----------------------------------------------------------------------------
Santa Clara, CA      808     28.26      70.17      80.00        358       1
-----------------------------------------------------------------------------
Alameda, CA          801     33.03      66.72      80.00        358       1
-----------------------------------------------------------------------------
San Mateo, CA        796     31.37      62.61      80.00        357       1
-----------------------------------------------------------------------------
Fairfax, VA          800     51.31      74.35      80.00        359       1
-----------------------------------------------------------------------------
Contra Costa, CA     798     43.87      66.00      80.00        359       1
-----------------------------------------------------------------------------
Cook, IL             795     32.64      66.82      80.00        359       1
-----------------------------------------------------------------------------
San Francisco, CA    800     40.10      68.70      80.00        359       1
-----------------------------------------------------------------------------
Other                832     15.25      70.77      95.00        358       1
-----------------------------------------------------------------------------
Total:               832     15.25%     68.81%     95.00%       358       1
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

10.  Original LTV

--------------------------------------------------------------------------------------------
                                               Percent
                     Number      Aggregate     of Loans     Average
                       of         Current         by       Original     W.A.    Min.    W.A.
Original            Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
LTV                  Loans        Balance      Balance     Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------
15.01 - 20.00           2      $    815,906      0.16%     $408,566   5.885%    761     762
--------------------------------------------------------------------------------------------
20.01 - 25.00           3         2,057,818      0.41       686,811   5.671     711     731
--------------------------------------------------------------------------------------------
25.01 - 30.00           7         3,891,201      0.78       556,529   5.756     719     763
--------------------------------------------------------------------------------------------
30.01 - 35.00          13         7,516,338      1.51       578,808   5.915     664     746
--------------------------------------------------------------------------------------------
35.01 - 40.00          13         6,581,207      1.32       506,777   6.029     654     752
--------------------------------------------------------------------------------------------
40.01 - 45.00          29        15,793,343      3.18       545,132   5.890     683     766
--------------------------------------------------------------------------------------------
45.01 - 50.00          33        15,834,282      3.19       480,552   5.920     640     739
--------------------------------------------------------------------------------------------
50.01 - 55.00          56        29,097,615      5.86       520,179   5.854     624     742
--------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                                W.A.
                     Max.     Min.       W.A.       Max.     Remaining   W.A.
Original             FICO   Original   Original   Original    Term to    Loan
LTV                 Score     LTV        LTV        LTV       Maturity    Age
-----------------------------------------------------------------------------
15.01 - 20.00        763     15.25%     16.54%     18.07%       359       1
-----------------------------------------------------------------------------
20.01 - 25.00        771     21.31      22.15      24.50        359       1
-----------------------------------------------------------------------------
25.01 - 30.00        798     25.84      26.66      28.26        359       1
-----------------------------------------------------------------------------
30.01 - 35.00        807     30.18      32.97      35.00        356       1
-----------------------------------------------------------------------------
35.01 - 40.00        805     35.43      37.88      40.00        359       1
-----------------------------------------------------------------------------
40.01 - 45.00        823     40.10      42.71      44.83        359       1
-----------------------------------------------------------------------------
45.01 - 50.00        805     45.09      47.76      50.00        356       1
-----------------------------------------------------------------------------
50.01 - 55.00        832     50.31      52.47      54.62        359       1
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
55.01 - 60.00          76        38,793,574      7.81       512,127   5.976     622     737
--------------------------------------------------------------------------------------------
60.01 - 65.00          79        42,733,258      8.60       542,077   5.839     628     739
--------------------------------------------------------------------------------------------
65.01 - 70.00          99        52,097,017     10.49       526,649   5.985     622     736
--------------------------------------------------------------------------------------------
70.01 - 75.00         103        52,809,868     10.63       513,286   5.961     633     742
--------------------------------------------------------------------------------------------
75.01 - 80.00         446       224,813,449     45.26       504,481   6.010     631     747
--------------------------------------------------------------------------------------------
80.01 - 85.00           1           446,544      0.09       447,000   5.875     750     750
--------------------------------------------------------------------------------------------
85.01 - 90.00           7         2,931,464      0.59       419,619   6.027     648     728
--------------------------------------------------------------------------------------------
90.01 - 95.00           1           498,750      0.10       498,750   6.125     652     652
--------------------------------------------------------------------------------------------
Total:                968      $496,711,634    100.00%     $513,757   5.964%    622     744
--------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
55.01 - 60.00        811     55.11      57.92      60.00        358       1
-----------------------------------------------------------------------------
60.01 - 65.00        822     60.11      62.77      65.00        357       1
-----------------------------------------------------------------------------
65.01 - 70.00        817     65.17      68.28      70.00        358       1
-----------------------------------------------------------------------------
70.01 - 75.00        812     70.01      73.10      75.00        357       1
-----------------------------------------------------------------------------
75.01 - 80.00        817     75.09      79.47      80.00        359       1
-----------------------------------------------------------------------------
80.01 - 85.00        750     84.34      84.34      84.34        359       1
-----------------------------------------------------------------------------
85.01 - 90.00        784     89.52      89.89      90.00        359       1
-----------------------------------------------------------------------------
90.01 - 95.00        652     95.00      95.00      95.00        360       0
-----------------------------------------------------------------------------
Total:               832     15.25%     68.81%     95.00%       358       1
-----------------------------------------------------------------------------

W.A.: 68.81%
Lowest: 15.25%
Highest: 95.00%

--------------------------------------------------------------------------------

11.  Original Term

-----------------------------------------------------------------------------------
                                      Percent
            Number      Aggregate     of Loans    Average
              of         Current         by       Original    W.A.     Min.    W.A.
Original   Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Term         Loans       Balance      Balance     Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------
240            1      $    420,000      0.08%     $420,000   6.250%    688     688
-----------------------------------------------------------------------------------
300           10         5,584,701      1.12       559,111   5.882     661     730
-----------------------------------------------------------------------------------
336            1           447,437      0.09       448,000   5.500     780     780
-----------------------------------------------------------------------------------
360          956       490,259,496     98.70       513,450   5.965     622     744
-----------------------------------------------------------------------------------
Total:       968      $496,711,634    100.00%     $513,757   5.964%    622     744
-----------------------------------------------------------------------------------

--------------------------------------------------------------------
                                                       W.A.
            Max.     Min.       W.A.       Max.     Remaining    W.A.
Original    FICO   Original   Original   Original    Term to    Loan
  Term     Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------
240         688     75.00%     75.00%     75.00%       240        0
--------------------------------------------------------------------
300         812     30.18      62.55      77.80        299        1
--------------------------------------------------------------------
336         780     76.58      76.58      76.58        335        1
--------------------------------------------------------------------
360         832     15.25      68.87      95.00        359        1
--------------------------------------------------------------------
Total:      832     15.25%     68.81%     95.00%       358        1
--------------------------------------------------------------------

W.A.: 359.2 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                       BoAMS 2004-07 Crossed - Groups 2&4
                         15 & 30 Yr Fixed Rate - 100% CA
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $217,037,625.51
Loan Count: 404
Cut-off Date: 2004-07-01
Avg. Loan Balance: $537,221.85
Avg. Orig. Balance: $538,059.71
W.A. FICO*: 743
W.A. Orig. LTV: 63.50%
W.A. Cut-Off LTV: 63.41%
W.A. Gross Coupon: 5.8937%
W.A. Net Coupon: 5.6407%
W.A. Admin Fee: 0.2530%
W.A. Orig. Term: 348 months
W.A. Rem. Term: 347 months
W.A. Age: 1 months
% over 80 COLTV: 0.72%
% over 100 COLTV: 0.00%
% with PMI: 0.72%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 19.57%
W.A. MI Adjusted LTV: 63.29%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.43%
% Conforming: 0.20%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         2.38%
-------------------------------
350,001 - 450,000        28.50
-------------------------------
450,001 - 550,000        23.61
-------------------------------
550,001 - 650,000        15.91
-------------------------------
650,001 - 750,000        11.19
-------------------------------
750,001 - 850,000         4.18
-------------------------------
850,001 - 950,000         2.47
-------------------------------
950,001 - 1,050,000       6.82
-------------------------------
1,050,001 - 1,150,000     0.50
-------------------------------
1,150,001 - 1,250,000     1.72
-------------------------------

-------------------------------
1,450,001 - 1,550,000     2.74
-------------------------------
Total:                  100.00%
-------------------------------

Average: $538,059.71
Lowest: $335,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         2.38%
-------------------------------
350,001 - 450,000        28.70
-------------------------------
450,001 - 550,000        23.40
-------------------------------
550,001 - 650,000        15.91
-------------------------------
650,001 - 750,000        11.19
-------------------------------
750,001 - 850,000         4.18
-------------------------------
850,001 - 950,000         2.47
-------------------------------
950,001 - 1,050,000       6.82
-------------------------------
1,050,001 - 1,150,000     0.50
-------------------------------
1,150,001 - 1,250,000     1.72
-------------------------------
1,450,001 - 1,550,000     2.74
-------------------------------
Total:                  100.00%
-------------------------------

Average: $537,221.85
Lowest: $334,658.44
Highest: $1,498,542.09

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR           93.62%
----------------------

----------------------
15 YR            6.38
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.626 - 4.750     0.38%
-----------------------
4.751 - 4.875     0.84
-----------------------
4.876 - 5.000     2.10
-----------------------
5.001 - 5.125     0.54
-----------------------
5.126 - 5.250     0.81
-----------------------
5.251 - 5.375     1.22
-----------------------
5.376 - 5.500     7.66
-----------------------
5.501 - 5.625     8.12
-----------------------
5.626 - 5.750    21.77
-----------------------
5.751 - 5.875    15.07
-----------------------
5.876 - 6.000    12.20
-----------------------
6.001 - 6.125     9.01
-----------------------
6.126 - 6.250     8.48
-----------------------
6.251 - 6.375     5.68
-----------------------
6.376 - 6.500     3.77
-----------------------
6.501 - 6.625     1.42
-----------------------
6.626 - 6.750     0.71
-----------------------
7.001 - 7.125     0.22
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.894
Lowest: 4.750
Highest: 7.125

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        5.04%
----------------------
750 - 799       46.43
----------------------
700 - 749       33.48
----------------------

----------------------
650 - 699       12.08
----------------------
600 - 649        2.96
----------------------
Total:         100.00%
----------------------

W.A.: 743
Lowest: 622
Highest: 827

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    44.05%
-----------------------------
Purchase               33.02
-----------------------------
Refinance-Cashout      22.93
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              77.51%
-----------------------
PUD Detach       14.89
-----------------------
Condo             5.29
-----------------------
2-Family          1.18
-----------------------
PUD Attach        0.92
-----------------------
3-Family          0.20
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             51.29%
------------------------
Standard          25.12
------------------------
Reduced           21.48
------------------------
All Ready Home     2.11
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             97.71%
--------------------------
Secondary            2.29
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             99.28%
-----------------------
UGRIC             0.34
-----------------------
PMIC              0.20
-----------------------
MGIC              0.18
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California   100.00%
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------

-----------------------------
Northern California    46.48%
-----------------------------
Southern California    53.52
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
94563        1.43%
------------------
94574        1.35
------------------
92677        1.34
------------------
90049        1.25
------------------
94118        1.21
------------------
Other       93.42
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.83%
---------------------------
1                     0.17
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------

--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
120               0.21%
-----------------------
180               6.17
-----------------------
300               0.25
-----------------------
324               0.65
-----------------------
336               0.22
-----------------------
360              92.50
-----------------------
Total:          100.00%
-----------------------

W.A.: 348.0 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  0.21%
--------------------------------
175 - 180                  6.17
--------------------------------
295 - 300                  0.25
--------------------------------
301 - 342                  0.87
--------------------------------
349 - 354                  0.22
--------------------------------
355 - 360                 92.28
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 346.8 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  17.04%
-------------------------
1 - 6              82.74
-------------------------
7 - 12              0.22
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.1 months
Lowest: 0 months
Highest: 9 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.72%
-----------------------
20.01 - 25.00     0.59
-----------------------
25.01 - 30.00     1.22
-----------------------
30.01 - 35.00     3.78
-----------------------
35.01 - 40.00     4.13
-----------------------
40.01 - 45.00     3.50
-----------------------
45.01 - 50.00     9.23
-----------------------
50.01 - 55.00     7.33
-----------------------
55.01 - 60.00     6.75
-----------------------
60.01 - 65.00     9.33
-----------------------
65.01 - 70.00    12.20
-----------------------
70.01 - 75.00    10.17
-----------------------
75.01 - 80.00    30.12
-----------------------
80.01 - 85.00     0.58
-----------------------
85.01 - 90.00     0.20
-----------------------
90.01 - 95.00     0.16
-----------------------
Total:          100.00%
-----------------------

W.A.: 63.50%
Lowest: 12.98%
Highest: 95.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.72%
-----------------------
20.01 - 25.00     0.59
-----------------------
25.01 - 30.00     1.22
-----------------------
30.01 - 35.00     4.08
-----------------------
35.01 - 40.00     3.83
-----------------------
40.01 - 45.00     3.50
-----------------------
45.01 - 50.00     9.23
-----------------------
50.01 - 55.00     7.33
-----------------------
55.01 - 60.00     6.75
-----------------------
60.01 - 65.00     9.33
-----------------------
65.01 - 70.00    12.20
-----------------------
70.01 - 75.00    10.17
-----------------------
75.01 - 80.00    30.34
-----------------------
80.01 - 85.00     0.36
-----------------------
85.01 - 90.00     0.20
-----------------------
90.01 - 95.00     0.16
-----------------------
Total:          100.00%
-----------------------

W.A.: 63.41%
Lowest: 12.88%
Highest: 94.90%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                       BoAMS 2004-07 Crossed - Groups 2&4
                         15 & 30 Yr Fixed Rate - 100% CA

--------------------------------------------------------------------------------

1. Original Balance

-----------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans    Average
                           of         Current        by       Original       W.A.    Min.
                        Mortgage     Principal    Principal   Principal     Gross    FICO
Original Balance         Loans        Balance      Balance     Balance     Coupon   Score
-----------------------------------------------------------------------------------------
250,001 - 350,000           15     $  5,156,278      2.38%    $  344,128   5.944%    644
-----------------------------------------------------------------------------------------
350,001 - 450,000          153       61,846,393     28.50        404,780   5.892     635
-----------------------------------------------------------------------------------------
450,001 - 550,000          104       51,236,487     23.61        493,492   5.923     622
-----------------------------------------------------------------------------------------
550,001 - 650,000           57       34,533,433     15.91        606,897   5.889     663
-----------------------------------------------------------------------------------------
650,001 - 750,000           35       24,284,584     11.19        694,945   5.854     638
-----------------------------------------------------------------------------------------
750,001 - 850,000           11        9,068,350      4.18        826,764   5.866     647
-----------------------------------------------------------------------------------------
850,001 - 950,000            6        5,356,750      2.47        893,583   5.707     643
-----------------------------------------------------------------------------------------
950,001 - 1,050,000         15       14,791,393      6.82        987,213   5.917     670
-----------------------------------------------------------------------------------------
1,050,001 - 1,150,000        1        1,090,660      0.50      1,093,570   5.750     696
-----------------------------------------------------------------------------------------
1,150,001 - 1,250,000        3        3,733,418      1.72      1,246,667   5.708     691
-----------------------------------------------------------------------------------------
1,450,001 - 1,550,000        4        5,939,880      2.74      1,486,425   6.092     757
-----------------------------------------------------------------------------------------
Total:                     404     $217,037,626    100.00%    $  538,060   5.894%    622
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                            W.A.
                         W.A.    Max.     Min.       W.A.       Max.     Remaining    W.A.
                         FICO    FICO   Original   Original   Original    Term to    Loan
Original Balance        Score   Score     LTV        LTV        LTV       Maturity    Age
------------------------------------------------------------------------------------------
250,001 - 350,000        722     785     14.64%     55.16%     95.00%       359        1
------------------------------------------------------------------------------------------
350,001 - 450,000        739     827     12.98      65.10      90.00        349        1
------------------------------------------------------------------------------------------
450,001 - 550,000        746     810     27.40      64.61      80.34        349        1
------------------------------------------------------------------------------------------
550,001 - 650,000        748     811     23.64      63.43      80.00        336        1
------------------------------------------------------------------------------------------
650,001 - 750,000        746     822     23.54      66.74      80.00        344        1
------------------------------------------------------------------------------------------
750,001 - 850,000        731     786     19.76      61.74      80.00        342        1
------------------------------------------------------------------------------------------
850,001 - 950,000        739     791     36.54      58.27      69.23        359        1
------------------------------------------------------------------------------------------
950,001 - 1,050,000      749     798     33.33      55.53      80.00        347        1
------------------------------------------------------------------------------------------
1,050,001 - 1,150,000    696     696     54.68      54.68      54.68        358        2
------------------------------------------------------------------------------------------
1,150,001 - 1,250,000    736     784     66.67      69.08      73.53        358        2
------------------------------------------------------------------------------------------
1,450,001 - 1,550,000    764     772     46.03      57.27      69.77        359        1
------------------------------------------------------------------------------------------
Total:                   743     827     12.98%     63.50%     95.00%       347        1
------------------------------------------------------------------------------------------

Average: $538,059.71
Lowest: $335,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

--------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current        by       Original      W.A.    Min.
                Mortgage     Principal    Principal   Principal    Gross    FICO
Gross Coupon     Loans        Balance      Balance     Balance    Coupon   Score
--------------------------------------------------------------------------------
4.626 - 4.750       2         $ 820,148      0.38%     $412,500   4.750%    678
--------------------------------------------------------------------------------
4.751 - 4.875       3         1,814,757      0.84       608,833   4.875     717
--------------------------------------------------------------------------------
4.876 - 5.000       9         4,556,252      2.10       509,527   5.000     681
--------------------------------------------------------------------------------
5.001 - 5.125       2         1,179,108      0.54       591,999   5.125     757
--------------------------------------------------------------------------------
5.126 - 5.250       3         1,764,683      0.81       589,900   5.250     773
--------------------------------------------------------------------------------
5.251 - 5.375       4         2,639,708      1.22       664,750   5.375     652
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                 W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO    FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score   Score     LTV        LTV        LTV       Maturity   Age
---------------------------------------------------------------------------------
4.626 - 4.750    733     783     44.94%     54.89%     63.82%       179        1
---------------------------------------------------------------------------------
4.751 - 4.875    752     791     35.14      47.56      65.00        178        2
---------------------------------------------------------------------------------
4.876 - 5.000    743     788     12.98      49.72      80.00        178        2
---------------------------------------------------------------------------------
5.001 - 5.125    780     798     23.54      41.39      63.64        179        1
---------------------------------------------------------------------------------
5.126 - 5.250    789     795     51.74      60.01      80.00        321        1
---------------------------------------------------------------------------------
5.251 - 5.375    699     772     19.76      52.61      80.00        236        1
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5.376 - 5.500      31        16,633,420      7.66       537,493   5.500     635
--------------------------------------------------------------------------------
5.501 - 5.625      35        17,618,673      8.12       504,355   5.625     651
--------------------------------------------------------------------------------
5.626 - 5.750      84        47,245,774     21.77       563,354   5.750     622
--------------------------------------------------------------------------------
5.751 - 5.875      64        32,703,590     15.07       511,676   5.875     632
--------------------------------------------------------------------------------
5.876 - 6.000      51        26,486,557     12.20       519,838   6.000     628
--------------------------------------------------------------------------------
6.001 - 6.125      31        19,558,020      9.01       631,557   6.125     664
--------------------------------------------------------------------------------
6.126 - 6.250      36        18,405,925      8.48       511,976   6.250     662
--------------------------------------------------------------------------------
6.251 - 6.375      23        12,320,440      5.68       535,866   6.375     638
--------------------------------------------------------------------------------
6.376 - 6.500      15         8,180,007      3.77       545,552   6.500     664
--------------------------------------------------------------------------------
6.501 - 6.625       7         3,080,602      1.42       440,371   6.625     696
--------------------------------------------------------------------------------
6.626 - 6.750       3         1,551,179      0.71       517,267   6.750     722
--------------------------------------------------------------------------------
7.001 - 7.125       1           478,780      0.22       478,780   7.125     782
--------------------------------------------------------------------------------
Total:            404      $217,037,626    100.00%     $538,060   5.894%    622
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
5.376 - 5.500    736     815     32.67      61.23      84.21        356        1
---------------------------------------------------------------------------------
5.501 - 5.625    757     827     31.63      64.15      80.00        346        2
---------------------------------------------------------------------------------
5.626 - 5.750    734     822     14.64      56.53      95.00        353        1
---------------------------------------------------------------------------------
5.751 - 5.875    742     806     37.55      67.10      80.00        355        1
---------------------------------------------------------------------------------
5.876 - 6.000    752     810     29.34      66.10      80.00        357        1
---------------------------------------------------------------------------------
6.001 - 6.125    747     802     46.03      68.77      80.34        359        1
---------------------------------------------------------------------------------
6.126 - 6.250    753     807     46.23      71.73      90.00        359        1
---------------------------------------------------------------------------------
6.251 - 6.375    741     800     27.93      62.42      80.00        360        0
---------------------------------------------------------------------------------
6.376 - 6.500    731     778     54.50      71.11      80.00        360        0
---------------------------------------------------------------------------------
6.501 - 6.625    741     781     48.86      69.78      80.00        359        1
---------------------------------------------------------------------------------
6.626 - 6.750    751     801     61.04      75.71      80.00        360        0
---------------------------------------------------------------------------------
7.001 - 7.125    782     782     38.30      38.30      38.30        360        0
---------------------------------------------------------------------------------
Total:           743     827     12.98%     63.50%     95.00%       347        1
---------------------------------------------------------------------------------

W.A.: 5.894%
Lowest: 4.750%
Highest: 7.125%

--------------------------------------------------------------------------------

3. Credit Score

-------------------------------------------------------------------------------
                                          Percent
                Number      Aggregate     of Loans    Average
                  of         Current         by       Original    W.A.     Min.
               Mortgage     Principal    Principal   Principal    Gross    FICO
Credit Score    Loans        Balance      Balance     Balance    Coupon   Score
-------------------------------------------------------------------------------
825 - 849          1      $    374,196      0.17%     $375,000   5.625%    827
-------------------------------------------------------------------------------
800 - 824         22        10,569,298      4.87       480,893   5.927     800
-------------------------------------------------------------------------------
775 - 799         88        48,491,568     22.34       551,859   5.890     775
-------------------------------------------------------------------------------
750 - 774         93        52,275,745     24.09       562,876   5.911     750
-------------------------------------------------------------------------------
725 - 749         68        37,024,733     17.06       545,202   5.916     725
-------------------------------------------------------------------------------
700 - 724         68        35,645,913     16.42       525,472   5.852     701
-------------------------------------------------------------------------------
675 - 699         28        14,601,371      6.73       522,175   5.920     676
-------------------------------------------------------------------------------
650 - 674         24        11,620,972      5.35       485,072   5.829     651
-------------------------------------------------------------------------------
625 - 649         11         5,887,113      2.71       535,816   5.922     628
-------------------------------------------------------------------------------
600 - 624          1           546,716      0.25       548,000   5.750     622
-------------------------------------------------------------------------------
Total:           404      $217,037,626    100.00%     $538,060   5.894%    622
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                   W.A.
                 W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO    FICO   Original   Original   Original    Term to    Loan
Credit Score    Score   Score     LTV        LTV        LTV       Maturity    Age
---------------------------------------------------------------------------------
825 - 849        827     827     75.76%     75.76%     75.76%       358        2
---------------------------------------------------------------------------------
800 - 824        806     822     29.91      65.43      80.00        359        1
---------------------------------------------------------------------------------
775 - 799        786     799     12.98      63.10      90.00        340        1
---------------------------------------------------------------------------------
750 - 774        763     774     27.93      64.01      95.00        353        1
---------------------------------------------------------------------------------
725 - 749        738     749     33.38      67.26      80.00        350        1
---------------------------------------------------------------------------------
700 - 724        711     724     19.76      60.68      80.00        338        1
---------------------------------------------------------------------------------
675 - 699        688     697     36.84      65.89      80.00        347        1
---------------------------------------------------------------------------------
650 - 674        665     673     14.64      57.71      80.00        343        1
---------------------------------------------------------------------------------
625 - 649        640     647     38.29      60.47      79.30        359        1
---------------------------------------------------------------------------------
600 - 624        622     622     27.40      27.40      27.40        359        1
---------------------------------------------------------------------------------
Total:           743     827     12.98%     63.50%     95.00%       347        1
---------------------------------------------------------------------------------

W.A.: 743
Lowest: 622
Highest: 827

--------------------------------------------------------------------------------

4. Index

--------------------------------------------------------------------------------------------------------------------------------
                                 Percent
         Number     Aggregate    of Loans   Average                                                                 W.A.
           of        Current       by      Original     W.A.   Min.   W.A.   Max.    Min.      W.A.      Max.    Remaining  W.A.
        Mortgage    Principal   Principal  Principal   Gross   FICO   FICO   FICO  Original  Original  Original   Term to   Loan
Index    Loans       Balance     Balance    Balance   Coupon  Score  Score  Score    LTV       LTV       LTV     Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
FIX       404     $217,037,626    100.00%   $538,060   5.894%  622    743    827     12.98%    63.50%    95.00%     347       1
--------------------------------------------------------------------------------------------------------------------------------
Total:    404     $217,037,626    100.00%   $538,060   5.894%  622    743    827     12.98%    63.50%    95.00%     347       1
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

5. Loan Purpose

                                                 Percent
                       Number      Aggregate     of Loans    Average
                         of         Current         by      Original      W.A.    Min.
                      Mortgage     Principal    Principal   Principal    Gross    FICO
Loan Purpose           Loans        Balance      Balance     Balance    Coupon   Score
---------------------------------------------------------------------------------------
Refinance-Rate/Term      169     $ 95,598,447      44.05%    $566,849    5.782%    622
---------------------------------------------------------------------------------------
Purchase                 131       71,667,841      33.02      547,704    5.990     647
---------------------------------------------------------------------------------------
Refinance-Cashout        104       49,771,338      22.93      479,129    5.970     628
---------------------------------------------------------------------------------------
Total:                   404     $217,037,626     100.00%    $538,060    5.894%    622
---------------------------------------------------------------------------------------

                                                                         W.A.
                       W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO    FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score   Score     LTV        LTV        LTV       Maturity    Age
---------------------------------------------------------------------------------------
Refinance-Rate/Term    742     822      12.98%     56.47%     82.83%      338        1
---------------------------------------------------------------------------------------
Purchase               756     827      33.33      72.98      95.00       357        1
---------------------------------------------------------------------------------------
Refinance-Cashout      727     815      27.93      63.37      80.00       350        1
---------------------------------------------------------------------------------------
Total:                 743     827      12.98%     63.50%     95.00%      347        1
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

--------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current         by      Original      W.A.    Min.
                Mortgage     Principal    Principal   Principal    Gross    FICO
Property Type    Loans        Balance      Balance     Balance    Coupon   Score
--------------------------------------------------------------------------------
SFR                310     $168,228,108      77.51%    $543,518    5.882%   622
--------------------------------------------------------------------------------
PUD Detach          60       32,321,216      14.89      539,688    5.874    628
--------------------------------------------------------------------------------
Condo               24       11,476,503       5.29      478,681    6.067    661
--------------------------------------------------------------------------------
2-Family             5        2,569,524       1.18      514,240    5.986    701
--------------------------------------------------------------------------------
PUD Attach           4        2,001,693       0.92      500,925    5.972    745
--------------------------------------------------------------------------------
3-Family             1          440,582       0.20      441,000    6.250    793
--------------------------------------------------------------------------------
Total:             404     $217,037,626     100.00%    $538,060    5.894%   622
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                    W.A.
                 W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO    FICO   Original   Original   Original    Term to    Loan
Property Type   Score   Score     LTV        LTV        LTV       Maturity   Age
---------------------------------------------------------------------------------
SFR              742     827      12.98%     63.63%     95.00%     347        1
---------------------------------------------------------------------------------
PUD Detach       748     810      19.76      60.77      80.00      339        1
---------------------------------------------------------------------------------
Condo            741     806      34.20      68.33      80.00      359        1
---------------------------------------------------------------------------------
2-Family         760     790      44.23      56.13      69.05      359        1
---------------------------------------------------------------------------------
PUD Attach       775     804      49.14      73.38      80.00      359        1
---------------------------------------------------------------------------------
3-Family         793     793      90.00      90.00      90.00      359        1
---------------------------------------------------------------------------------
Total:           743     827      12.98%     63.50%     95.00%     347        1
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

----------------------------------------------------------------------------
                                       Percent
             Number      Aggregate     of Loans    Average
               of         Current         by      Original      W.A.    Min.
Occupancy   Mortgage     Principal    Principal   Principal    Gross    FICO
Status       Loans        Balance      Balance     Balance    Coupon   Score
----------------------------------------------------------------------------
Primary        393     $212,075,395      97.71%    $540,465    5.897%   622
----------------------------------------------------------------------------
Secondary       11        4,962,230       2.29      452,130    5.738    672
----------------------------------------------------------------------------
Total:         404     $217,037,626     100.00%    $538,060    5.894%   622
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                                W.A.
             W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
Occupancy    FICO    FICO   Original   Original   Original    Term to    Loan
Status      Score   Score     LTV        LTV        LTV       Maturity   Age
-----------------------------------------------------------------------------
Primary      743     827      19.76%     63.67%     95.00%      347       1
-----------------------------------------------------------------------------
Secondary    764     816      12.98      56.64      80.00       322       1
-----------------------------------------------------------------------------
Total:       743     827      12.98%     63.50%     95.00%      347       1
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-------------------------------------------------------------------------------
                                          Percent
                Number      Aggregate     of Loans    Average
                  of         Current        by       Original      W.A.    Min.
Geographic     Mortgage     Principal    Principal   Principal    Gross    FICO
Distribution    Loans        Balance      Balance     Balance    Coupon   Score
-------------------------------------------------------------------------------
California        404     $217,037,626     100.00%    $538,060    5.894%   622
-------------------------------------------------------------------------------
Total:            404     $217,037,626     100.00%    $538,060    5.894%   622
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   W.A.
                W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
Geographic      FICO    FICO   Original   Original   Original    Term to    Loan
Distribution   Score   Score     LTV        LTV        LTV       Maturity   Age
--------------------------------------------------------------------------------
California      743     827      12.98%     63.50%     95.00%      347       1
--------------------------------------------------------------------------------
Total:          743     827      12.98%     63.50%     95.00%      347       1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

--------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average
                         of         Current         by      Original      W.A.    Min.
                      Mortgage     Principal    Principal   Principal    Gross    FICO
County Distribution    Loans        Balance      Balance     Balance    Coupon   Score
--------------------------------------------------------------------------------------
Los Angeles, CA          111     $ 59,894,239      27.60%    $540,520    5.837%   632
--------------------------------------------------------------------------------------
Orange, CA                56       30,390,325      14.00      543,637    5.930    628
--------------------------------------------------------------------------------------
Santa Clara, CA           30       17,560,160       8.09      585,995    5.885    669
--------------------------------------------------------------------------------------
San Diego, CA             30       14,505,634       6.68      484,397    5.877    622
--------------------------------------------------------------------------------------
Contra Costa, CA          22       13,470,517       6.21      613,182    5.975    638
--------------------------------------------------------------------------------------
San Francisco, CA         22       12,403,674       5.71      565,265    5.969    655
--------------------------------------------------------------------------------------
San Mateo, CA             20       11,491,692       5.29      575,283    5.996    663
--------------------------------------------------------------------------------------
Alameda, CA               21       10,471,516       4.82      499,157    6.068    653
--------------------------------------------------------------------------------------
Marin, CA                 10        5,802,330       2.67      580,740    5.839    686
--------------------------------------------------------------------------------------
Santa Cruz, CA             9        4,593,789       2.12      511,063    5.885    670
--------------------------------------------------------------------------------------
Other                     73       36,453,749      16.80      500,031    5.839    644
--------------------------------------------------------------------------------------
Total:                   404     $217,037,626     100.00%    $538,060    5.894%   622
--------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                         W.A.
                       W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO    FICO   Original   Original   Original    Term to    Loan
County Distribution   Score   Score     LTV        LTV        LTV       Maturity   Age
---------------------------------------------------------------------------------------
Los Angeles, CA        739     803      23.64%     62.08%     90.00%      339        1
---------------------------------------------------------------------------------------
Orange, CA             735     797      19.76      58.01      80.00       347        1
---------------------------------------------------------------------------------------
Santa Clara, CA        763     822      29.91      65.44      80.00       359        1
---------------------------------------------------------------------------------------
San Diego, CA          748     827      23.54      59.29      80.34       341        1
---------------------------------------------------------------------------------------
Contra Costa, CA       736     802      38.29      63.88      80.00       346        1
---------------------------------------------------------------------------------------
San Francisco, CA      750     806      30.32      65.56      80.00       358        1
---------------------------------------------------------------------------------------
San Mateo, CA          758     800      43.79      69.46      80.00       359        1
---------------------------------------------------------------------------------------
Alameda, CA            750     806      34.90      69.83      80.00       359        1
---------------------------------------------------------------------------------------
Marin, CA              745     792      36.84      58.63      80.00       359        1
---------------------------------------------------------------------------------------
Santa Cruz, CA         732     772      41.11      62.10      80.00       359        1
---------------------------------------------------------------------------------------
Other                  743     816      12.98      67.59      95.00       342        1
---------------------------------------------------------------------------------------
Total:                 743     827      12.98%     63.50%     95.00%      347        1
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current         by       Original    W.A.     Min.    W.A.
                Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Original LTV      Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
10.01 - 15.00        2     $    748,945      0.35%     $376,365    5.344%   672     729
----------------------------------------------------------------------------------------
15.01 - 20.00        1          810,768      0.37       825,000    5.375    716     716
----------------------------------------------------------------------------------------
20.01 - 25.00        2        1,275,978      0.59       642,783    5.064    788     793
----------------------------------------------------------------------------------------
25.01 - 30.00        5        2,657,746      1.22       532,191    6.014    622     738
----------------------------------------------------------------------------------------
30.01 - 35.00       14        8,201,779      3.78       587,140    5.718    655     745
----------------------------------------------------------------------------------------
35.01 - 40.00       16        8,962,653      4.13       561,227    5.781    638     746
----------------------------------------------------------------------------------------
40.01 - 45.00       17        7,603,632      3.50       448,437    5.652    663     731
----------------------------------------------------------------------------------------
45.01 - 50.00       31       20,029,027      9.23       647,248    5.903    662     749
----------------------------------------------------------------------------------------
50.01 - 55.00       33       15,906,156      7.33       482,614    5.844    628     724
----------------------------------------------------------------------------------------
55.01 - 60.00       28       14,657,735      6.75       524,341    5.819    653     740
----------------------------------------------------------------------------------------
60.01 - 65.00       37       20,240,142      9.33       547,863    5.816    635     749
----------------------------------------------------------------------------------------
65.01 - 70.00       44       26,475,239     12.20       602,361    5.919    643     736
----------------------------------------------------------------------------------------
70.01 - 75.00       42       22,071,685     10.17       526,164    5.970    644     730
----------------------------------------------------------------------------------------
75.01 - 80.00      127       65,364,765     30.12       515,318    5.997    632     753
----------------------------------------------------------------------------------------
80.01 - 85.00        3        1,253,897      0.58       419,667    5.812    750     763
----------------------------------------------------------------------------------------
85.01 - 90.00        1          440,582      0.20       441,000    6.250    793     793
----------------------------------------------------------------------------------------
90.01 - 95.00        1          336,898      0.16       337,250    5.750    762     762
----------------------------------------------------------------------------------------
Total:             404     $217,037,626    100.00%     $538,060    5.894%   622     743
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------

                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original LTV    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
10.01 - 15.00    778      12.98%     13.74%     14.64%      261        2
-------------------------------------------------------------------------
15.01 - 20.00    716      19.76      19.76      19.76       178        2
-------------------------------------------------------------------------
20.01 - 25.00    798      23.54      23.59      23.64       178        2
-------------------------------------------------------------------------
25.01 - 30.00    811      27.40      28.67      29.91       359        1
-------------------------------------------------------------------------
30.01 - 35.00    797      30.32      33.08      34.90       348        2
-------------------------------------------------------------------------
35.01 - 40.00    799      35.14      37.90      40.00       335        1
-------------------------------------------------------------------------
40.01 - 45.00    815      40.11      43.06      44.94       328        1
-------------------------------------------------------------------------
45.01 - 50.00    810      45.11      48.12      50.00       346        1
-------------------------------------------------------------------------
50.01 - 55.00    800      50.13      53.00      54.89       357        1
-------------------------------------------------------------------------
55.01 - 60.00    804      55.22      57.65      60.00       335        1
-------------------------------------------------------------------------
60.01 - 65.00    822      60.16      63.24      65.00       344        1
-------------------------------------------------------------------------
65.01 - 70.00    800      65.18      68.20      70.00       353        1
-------------------------------------------------------------------------
70.01 - 75.00    806      70.18      73.38      75.00       343        1
-------------------------------------------------------------------------
75.01 - 80.00    827      75.19      79.24      80.00       356        1
-------------------------------------------------------------------------
80.01 - 85.00    779      80.34      82.33      84.21       356        4
-------------------------------------------------------------------------
85.01 - 90.00    793      90.00      90.00      90.00       359        1
-------------------------------------------------------------------------
90.01 - 95.00    762      95.00      95.00      95.00       359        1
-------------------------------------------------------------------------
Total:           827      12.98%     63.50%     95.00%      347        1
-------------------------------------------------------------------------

W.A.: 63.50%
Lowest: 12.98%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

-------------------------------------------------------------------------------------
            Number      Aggregate      Percent      Average
              of         Current      of Loans      Original    W.A.     Min.    W.A.
Original   Mortgage     Principal   by Principal   Principal    Gross    FICO    FICO
Term         Loans       Balance       Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------
120             1     $   450,000        0.21%      $450,000   5.750%    723     723
-------------------------------------------------------------------------------------
180            24      13,389,598        6.17        561,144   5.197     670     747
-------------------------------------------------------------------------------------

--------------------------------------------------------------------
                                                       W.A.
            Max.     Min.       W.A.       Max.     Remaining   W.A.
Original    FICO   Original   Original   Original    Term to    Loan
Term       Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------
120         723     71.43%     71.43%     71.43%       120        0
--------------------------------------------------------------------
180         799     12.98      49.86      80.00        179        1
--------------------------------------------------------------------

--------------------------------------------------------------------------------------
300             1          549,143        0.25        550,000   5.500     773     773
--------------------------------------------------------------------------------------
324             3        1,419,172        0.65        475,629   5.718     691     709
--------------------------------------------------------------------------------------
336             1          471,335        0.22        472,600   5.625     759     759
--------------------------------------------------------------------------------------
360           374      200,758,377       92.50        537,458   5.943     622     743
--------------------------------------------------------------------------------------
Total:        404     $217,037,626      100.00%      $538,060   5.894%    622     743
--------------------------------------------------------------------------------------

--------------------------------------------------------------------
300         773     54.73      54.73      54.73        299        1
--------------------------------------------------------------------
324         720     48.13      59.52      72.52        322        2
--------------------------------------------------------------------
336         759     59.08      59.08      59.08        334        2
--------------------------------------------------------------------
360         827     14.64      64.46      95.00        359        1
--------------------------------------------------------------------
Total:      827     12.98%     63.50%     95.00%       347        1
--------------------------------------------------------------------

W.A.: 348.0 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

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